CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                    Exhibit 10.8

                               ADOBE CONFIDENTIAL



                            POSTSCRIPT SUPPORT SOURCE
                          AND OBJECT CODE DISTRIBUTION
                                LICENSE AGREEMENT

                                     BETWEEN

                           ADOBE SYSTEMS INCORPORATED

                                       AND

                      ELECTRONICS FOR IMAGING INCORPORATED

                         Dated as of September 12, 1995

                               TABLE OF CONTENTS

                                                                            Page

RECITALS ..................................................................   1.

AGREEMENT .................................................................   1.

1.   DEFINITIONS ..........................................................   1.
     1.1  "Adobe Deliverables" ............................................   1.
     1.2  "Adobe Screening Test Suite" ....................................   1.
     1.3  "Adobe Software" ................................................   1.
          1.3.1     "Abode Source" ........................................   1.
     1.4  "Adobe Support Information" .....................................   2.
     1.5  "Adobe Trademarks" ..............................................   2.
     1.6  "Bitmap Font" ...................................................   2.
     1.7  "Confidentiality Agreement" .....................................   2.
     1.8  "Clone Product" .................................................   2.
     1.9  "Development Site" ..............................................   2.
     1.10 "EFI Hardware Product" ..........................................   2.
     1.11 "EFI Modifications" .............................................   2.
          1.12.1    "Major Revisions to EFI Standard Controller" ..........   2.
          1.12.2    "Major Revisions to EFI Standard Controller" ..........   3.
     1.13 "End User" ......................................................   3.
     1.14 "Error" .........................................................   3.
     1.15 "First Commercial Shipment" .....................................   3.
     1.16 "Font Programs" .................................................   3.
          1.16.1    "Initial Installation Font Programs" ..................   3.
          1.16.2    "Additional Font Programs" ............................   3.
          1.16.3    "Other Font Programs" .................................   3.
     1.17 "Licensed Systems" ..............................................   3.
          1.17.1    "Licensed System Appendix" ............................   3.
     1.18 "PostScript Language Specification" .............................   4.
     1.19 "PostScript Language Specification Addendum" ....................   4.
     1.20 "PPD File" ......................................................   4.
     1.21 "Reference Port" ................................................   4.
          1.21.1    "Reference Port Support Source" .......................   4.
          1.21.2    "Reference Port Appendix" .............................   4.
          1.21.3    "Reference System" ....................................   4.
          1.21.4    "Unmodified Core" .....................................   4.
     1.22 "Reproduction Site" .............................................   5.
     1.23 "Revised Software" ..............................................   5.
          1.23.1    "Revised Support Software" ............................   5.
          1.23.2    "Revised Object" ......................................   5.
     1.24 "Subsidiary" ....................................................   5.

                                       i.

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----

     1.25 "Technical Coordinator" .........................................   5.
     1.26 "Typeface" ......................................................   5.
     1.27 "Typeface Trademarks" ...........................................   5.
     1.28 "Update" ........................................................   5.
     1.29 "Upgrade" .......................................................   6.

2.   SCOPE OF EFI'S LICENSES ..............................................   6.
     2.1  License to Use Reference Port Support Source and Adobe Support
          Information .....................................................   6.
     2.2  License to Sublicense Certain Software ..........................   6.
          2.2.1     Revised Object ........................................   6.
          2.2.2     Font Programs .........................................   6.
     2.3  PPD File License ................................................   7.
     2.4  PostScript Language Specification ...............................   7.
          2.4.1     Addison-Wesley ........................................   7.
          2.4.2     License Grant .........................................   7.
          2.4.3     Right to Sublicense ...................................   8.
          2.4.4     Proprietary Rights With Respect to PostScript Language
                    Specification .........................................   8.
     2.5  PostScript Language Specification Addendum License ..............   8.
     2.6  Limitations on License to EFI ...................................   9.
          2.6.1     No Right to Sublicense ................................   9.
          2.6.2     Changes to the Adobe Software .........................   9.
          2.6.3     EFI Modifications .....................................   9.
     2.7  End User License ................................................   9.
     2.8  No Other Rights .................................................   9.
     2.9  Subsidiaries and Contractors ....................................  10.

3.   SCOPE OF ADOBE'S LICENSES ............................................  10.
     3.1  License to EFI Revised Support Software .........................  10.
     3.2  PPD File License ................................................  10.
     3.3  PostScript Language Specification Addendum ......................  10.

4.   REFERENCE PORT APPENDICES ............................................  10.
     4.1  Initial Adobe Reference Port Delivery ...........................  10.
     4.2  Future Reference Ports ..........................................  10.
     4.3  Technical Coordinators ..........................................  11.

5.   LICENSED SYSTEM APPENDICES ...........................................  11.

                                       ii.

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----

     5.1  Future Licensed Systems .........................................  11.
          5.1.1     Revised Software for Major Revisions to EFI Standard
                    Controller ............................................  11.
          5.1.2     Revised Software for Minor Revisions to EFI Standard
                    Controller ............................................  11.
          5.1.3     EFI Responsibilities ..................................  11.
     5.2  Technical Coordinators ..........................................  12.
     5.3  Licensed System Appendices for Revised Software .................  12.
          5.3.1     PPD File ..............................................  12.
          5.3.2     PostScript Language Specification Addendum ............  12.

6.   ACCEPTANCE ...........................................................  12.
     6.1  Acceptance of Reference Ports ...................................  12.
     6.2  Acceptance of Revised Software ..................................  13.

7.   LOANED EQUIPMENT .....................................................  13.
     7.1  EFI Revised Software Versions ...................................  13.
     7.2  Terms of Loan ...................................................  13.
     7.3  Restrictions on Use .............................................  14.

8.   PROPRIETARY RIGHTS AND LEGENDS .......................................  14.
     8.1  Proprietary Notices .............................................  14.
     8.2  Restricted Rights ...............................................  14.
     8.3  Foreign Government Agreements ...................................  15.

9.   MARKETING AND LICENSE TO USE TRADEMARKS ..............................  15.
     9.1  Marketing .......................................................  15.
     9.2  Trademark License ...............................................  15.

10.  PAYMENTS .............................................................  16.
     10.1 Source Payments .................................................  16.
     10.2 Licensed System Payments ........................................  16.
     10.3 Font Program Royalties ..........................................  16.
     10.5 Other Payments ..................................................  16.
     10.6 Taxes ...........................................................  16.
     10.7 Payment of Royalties ............................................  17.
     10.8 Right of Audit ..................................................  17.
     10.9 When Royalties Earned ...........................................  17.

                                      iii.

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----

11.  PERFORMANCE WARRANTY .................................................  18.
     11.1 Reference Port Warranties .......................................  18.
     11.2 Update Warranties ...............................................  18.
     11.3 Limitations on Warranties .......................................  18.

12.  TRAINING AND SUPPORT .................................................  19.
     12.1 Adobe Training ..................................................  19.
     12.2 EFI Support .....................................................  19.

13.  PROPRIETARY RIGHTS INDEMNITY .........................................  19.
     13.1 By Adobe ........................................................  19.
     13.2 By EFI ..........................................................  20.

14.  TERM AND CANCELLATION ................................................  21.
     14.1 Term ............................................................  21.
     14.2 Cancellation by Adobe for Cause .................................  21.
     14.3 Cancellation by EFI for Cause ...................................  21.
     14.4 Termination by EFI for Convenience ..............................  21.
     14.5 Bankruptcy ......................................................  21.
     14.6 Obligations on Cancellation, Termination or Expiration ..........  21.
          14.6.1    Licenses Terminated ...................................  21.
          14.6.2    Safeguarding of Proprietary Rights ....................  21.
          14.6.3    Return or Destruction of Adobe Information ............  21.
          14.6.4    Payment ...............................................  22.
          14.6.5    Continued Use by End Users ............................  22.
          14.6.6    Assignment on Default .................................  22.
          14.6.7    Support and Maintenance: No Right to Sublicense .......  22.
          14.6.8    Right to Sell-Off Inventory ...........................  22.

15.  LIMITATION OF LIABILITY ..............................................  22.
     15.1 Adobe ...........................................................  22.
     15.2 EFI .............................................................  22.

16.  GENERAL ..............................................................  23.
     16.1 Governing Law ...................................................  23.
     16.2 Attorneys' Fees .................................................  23.
     16.3 Forum ...........................................................  23.
     16.4 Notices .........................................................  23.
     16.5 Injunctive Relief ...............................................  23.

                                       iv.

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----

     16.6  No Agency ......................................................  24.
     16.7  Force Majeure ..................................................  24.
     16.8  Waiver .........................................................  24.
     16.9  Severability ...................................................  24.
     16.10 Headings .......................................................  24.
     16.11 No Patent License ..............................................  24.
           16.11.1  Definitions ...........................................  24.
           16.11.2  Adobe Patents .........................................  24.
           16.11.3  EFI Patents ...........................................  25.
     16.12 Assignment .....................................................  25.
     16.13 Export .........................................................  25.
     16.14 Full Power .....................................................  25.
     16.15 Confidential Agreement .........................................  25.
     16.16 Counterparts ...................................................  25.
     16.17 Entire Agreement ...............................................  25.

                                       v.

                                    EXHIBITS

Title                                   Exhibit   Paragraph References

Adobe Deliverables                         A      1.1

Confidentiality Agreements                 B      1.7, EXHIBIT J

Development and Reproduction Sites         C      1.9, 1.22

Sample Format for Licensed System Appendix D      1.17.1, 5.1

Reference Port Training and Support        E      1.21, 1.28, 5.1.3, 11.2, 12.1,
                                                  EXHIBIT H, EXHIBIT J

Sample Format for Reference Port Appendix  F      1.21.2, 4.2

Minimum Terms of End User Agreements       G      2.7

Payments                                   H      4.1, 4.2, 10.1, 10.2,
                                                  EXHIBIT E

Revised Software Test Procedures           I      5.1.1, 5.1.2, 5.3, 5.3.1, 6.2,
                                                  7.1, EXHIBIT E, EXHIBIT H

Secure Procedures for Handling Adobe
Support Information                        J      8, 14.6.2, EXHIBIT E

Use of Adobe Trademarks                    K      9.2

                                       vi.

                           ADOBE SYSTEMS INCORPORATED

                            POSTSCRIPT SUPPORT SOURCE
                 AND OBJECT CODE DISTRIBUTION LICENSE AGREEMENT

         This Agreement is between Adobe Systems Incorporated, a California corporation having its principal place of business at 1585 Charleston Road, P.O. Box 7900, Mountain View, California 94039-7900 ("Adobe"), and Electronics for Imaging, Inc., a Delaware corporation, having its principal place of business at 2855 Campus Drive, San Mateo, California 94403 ("EFl"). This Agreement is effective as of September 12, 1995 (the "Effective Date").


                                    RECITALS

         A. Adobe owns certain computer programs which are useful in controlling raster devices including, but not limited to, CRT displays, dot-matrix printers, and laser printers, known collectively as the PostScript software.

         B. EFI has requested that Adobe license portions of the PostScript software (in source code form as defined below) to EFI that EFI will be able to adapt and develop such source code for use with Licensed Systems (as defined below) specified in Licensed System Appendices attached to this Agreement and distribute object code versions thereof in accordance with the terms and conditions set forth in this Agreement.


                                    AGREEMENT

1. DEFINITIONS. Capitalized terms shall have the meaning set forth below.

         1.1 "Adobe Deliverables" means the deliverables set forth in Exhibit A ("Adobe Deliverables").

         1.2 "Adobe Screening Test Suite" means the test programs, procedures and accompanying documentation developed by Adobe, and subject to change by Adobe in its sole discretion, to be used by EFl to test implementations of Licensed Systems and Revised Object for conformity to the PostScript Language Specification.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         1.3 "Adobe Software" means (a) all or any portion of the unmodified computer programs, both in source and object code form, and compilations thereof, as described in the applicable Reference Port Appendix provided by Adobe to EFI and (b) any changes to such software which Adobe may supply to EFI.

                  1.3.1 "Adobe Source" means the source code of the Adobe Software and any corresponding source documentation described in the applicable Reference Port Appendix.

         1.4 "Adobe Support Information" means any (a) Adobe Software, Font Programs, Adobe Screening Test Suite, and other documentation and computer recorded data related to any of the above, and (b) any other software and accompanying documentation, including utility tools, which Adobe may supply to EFI. Adobe Support Information shall not include any EFI Modifications made pursuant to this Agreement.

         1.5 "Adobe Trademarks" means (a) the registered trademarks "Adobe" and "PostScript", (b) the respective stylistic marks and distinctive logotypes for such trademarks, and (c) other marks and logotypes as Adobe may from time to time designate during the course of this Agreement.

         1.6 "Bitmap Font" means the applicable digitally encoded machine readable data in bitmap form for screen display having a resolution of less than 150 dots per inch for use with the associated Font Program. Bitmap Fonts shall be made available in the plurality of sizes for single Typefaces deliverable by Adobe to EFI when such Bitmap Fonts become generally available to Adobe for distribution to its OEM licensees.

         1.7 "Confidentiality Agreement" means individually and collectively the agreements in writing, substantially in the form attached as Exhibit B-1 ("Employee Nondisclosure Agreement"), Exhibit B-2 ("Contractor Agreement") and Exhibit B-3 ("Notice Regarding Confidentiality").

         1.8  "Clone   Product"   means  a  product   having  page   description
capabilities that are substantially compatible with the PostScript language.

         1.9   "Development   Site"  means  a  site   specified   in  Exhibit  C
("Development and Reproduction Sites") at which EFI may use the Adobe Support Information, including the Reference Port Support Source.

         1.10 "EFI Hardware Product" means a device consisting of a marking engine or other output device and EFI-Standard Controller (if any) which executes or operates with the Revised Object and which is described in a Licensed System Appendix.

         1.11 "EFI Modifications" means all modifications made by EFI to the Adobe Source in creating Revised Software pursuant to this Agreement.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         1.12 "EFI Standard Controller" means a controller for color output devices manufactured by or for EFI and distributed by EFI, consisting of (i) a RIP processing system, which includes connectivity and I/O (Disk, Ethernet, parallel, SCSI), CPU coprocessors, ASICs, DRAM and Video Bus, and (ii) a video interface board, which provides the interface between the controller and the print engine.

                  1.12.1 "Major Revisions to EFI Standard Controller" means revisions to the RIP processing system, hardware core architecture changes, CPU co-processor changes, Video Bus Changes and ASIC functionality changes.

                  1.12.2 "Minor Revisions to EFI Standard Controller" means (i) revisions to the video controller for the purpose of adding new engines to those supported by the RIP processing system, (ii) different DRAM configurations,
(iii) software updates that are not directly linked to any of the Adobe Deliverables (e.g., new scan functionality, additional reporting capabilities, updated/additional protocol stacks), and (iv) minor hardware revisions (e.g., faster CPUs, enlarged Cache).

         1.13 "End User" means a third party using a Licensed System for its ordinary and customary business or personal purposes, but not for redistribution or resale.

         1.14 "Error" means a defect in a Reference Port which causes the Reference Port, when compiled and run in the Reference System, not to operate substantially in accordance with the PostScript Language Specification.

         1.15 "First Commercial Shipment" as to each Licensed System Appendix means the earlier of (a) EFI's first internal use of a Licensed System described in a Licensed System Appendix other than for development or testing, and (b) shipment of such Licensed System to a third party.

          1.16 "Font Programs" means the digitally encoded, machine readable outline programs for the Typefaces identified as Initial Installation Font Programs, Additional Font Programs (if any) and Other Font Programs (if any) encoded in a special format.

                  1.16.1 "Initial Installation Font Programs" means the Font Programs for the Roman Typefaces specified as Initial Installation Font Programs in a Reference Port or Licensed System Appendix, bundled with the Adobe Software, and shipped as a part of a Licensed System.

                  1.16.2 "Additional Font Programs" means the Font Programs for any Roman Typefaces specified as Additional Font Programs in a Reference Port or Licensed System Appendix, bundled with the Adobe Software, and shipped as a part of a Licensed System.

                  1.16.3 "Other Font Programs" means the Font Programs (which may include, but are not limited to, Font Programs for Japanese Typefaces) for non-Roman-Typefaces

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

which are specified in a Reference Port or Licensed System Appendix, bundled with the Adobe Software, and shipped as a part of, or for use with, a Licensed System.

         1.17 "Licensed System" means the collective term for a final product comprising Revised Object, the EFI Hardware Product(s) (if any), and any Font Programs, bundled as a single commercial product and described in a Licensed System Appendix.

                  1.17.1 "Licensed System Appendix" means any Licensed System Appendix added to this Agreement in a form similar to EXHIBIT D ("Sample Format for Licensed System Appendix") hereto.

         1.18 "PostScript Language Specification" means the PostScript Language Reference Manual, Second Edition, as printed in English by Addison-Wesley, current as of April 1991, and any Adobe Supplement thereto provided to EFI by Adobe, but shall not include any PostScript Language Specification Addendum.

         1.19 "PostScript Language Specification Addendum" means a supplement to the PostScript Language Specification for each Licensed System to be written by EFI that describes the features specific to a Licensed System and the means of accessing those features via the Adobe Software. PostScript Language Specification Addenda will be based on a template provided by Adobe, with technical content approved by Adobe.

         1.20 "PPD File" means a human readable, machine parseable, PostScript printer description file containing device-specific information as to how to invoke the features of a particular Licensed System, as described in the PostScript Printer Description File Specification (which specification is available from Adobe and subject to change by Adobe, in its sole discretion, from time to time).

         1.21 "Reference Port" means a release of the Adobe Software, consisting of source code and object code modules as defined in a Reference Port Appendix, ported by Adobe to a controller platform and printer engine specified by Adobe, from which EFI develops Licensed Systems. A "Reference Port" refers to the Reference Port Support Source and the object code version thereof, the Unmodified Core and any Update to a Reference Port described in Exhibit E ("Reference Port Training and Support"), which is provided to EFI pursuant to this Agreement.

                  1.21.1 "Reference Port Support Source" means those portions of the source code version of the Reference Port, supplied to EFI on agreed-upon media, identified in a Reference Port Appendix as Adobe Reference Support Source, and which may be modified to adapt the Reference Port for use as part of Licensed Systems.

                  1.21.2 "Reference Port Appendix" means any Reference Port Appendix added to this Agreement in a form similar to Exhibit F ("Sample Format for Reference Port Appendix") hereto, pursuant to which Adobe delivers a Reference Port to EFI, ported to a controller platform and printer engine specified by Adobe, from which EFI will develop Licensed Systems pursuant to one or more Licensed System Appendices.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  1.21.3 "Reference System" means a compiled Reference Port, together with the controller and printer engine that the Reference Port supports, which is identified in a Reference Port Appendix.

                  1.21.4 "Unmodified Core" means those portions of the Reference Port which Adobe identifies in a Reference Port Appendix that it will supply on agreed-upon media in object code form only, and which may be supplied in either binary object or linkable object code form, as determined by Adobe.

         1.22 "Reproduction Site" means the Site(s) designated in Exhibit C ("Development and Reproduction Sites") at which EFI can reproduce (or have reproduced) the Revised Object and Font Programs.

         1.23 "Revised Software" means collectively, the Revised Support Software, Reference Port Support Source (if any), and Unmodified Core which is intended to be implemented for use as part of a Licensed System. All versions of the Revised Software shall be deemed to be derivative works based upon the Adobe Software and shall be subject to all provisions of this Agreement applicable to the Adobe Software.

                  1.23.1 "Revised Support Software" means the source and object code versions of any portions of the Reference Port Support Source that are modified by EFI to create a new version which is intended to be compatible with, and used with, a Licensed System.

                  1.23.2 "Revised Object" means the machine readable object code version of the Revised Software.

         1.24 "Subsidiary" means any corporation, partnership or other entity as to which EFI: (a) owns or controls, directly or indirectly, at least fifty percent (50%) by nominal value or number of units of the outstanding stock or of the outstanding stock conferring the right to vote at a general meeting, or (b) has the right to elect a majority of the Board of Directors or its equivalent, or (c) has the right, directly or indirectly, to appoint or remove the management.

         1.2.5 "Technical Coordinator" means a technically qualified person identified by EFI or Adobe to serve as primary contact for information requests by the other party, who, when so requested, shall use his or her best efforts to respond promptly after receipt of such request.

         1.26 "Typeface" means a human readable set of glyphs, including letters of the alphabet, upper and/or lower case, the numerals 0-9 and additional special characters and punctuation marks as may be offered by Adobe in conjunction with such letters and numerals of one typeface design and identified in a Reference Port or Licensed System Appendix. Each weight or version of a single typeface design (such as Roman or Italic or in an expanded or condensed form) marketed by Adobe as a separate typeface will be considered a separate Typeface.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         1.27 "Typeface Trademarks" means the trademarks, if any, used by Adobe to identify the Font Programs and Typefaces.

         1.28 "Update" means updated versions of a Reference Port, in source code form for Reference Port Support Source and in object code for Unmodified Core, which include all changes, alterations, corrections and enhancements to such Reference Port which Adobe makes generally available to OEM licensees receiving Adobe Support (as defined in Exhibit E ("Reference Port Training and Support")) for that particular Reference Port.

         1.29 "Upgrade" means the installation of Revised Object and, if required, Font Programs in a Licensed System which contains an earlier version of the Revised Object and Font Programs for the purpose of updating, enhancing, or extending the Licensed System.

2. SCOPE OF EFI'S LICENSES.

         2.1 License to Use Reference Port Support Source and Adobe Support Information. Subject to EFI's compliance with the terms of this Agreement, Adobe hereby grants to EFI a non-exclusive, non-transferable license (except as provided in PARAGRAPH 16.12 ("Assignment")) to use each version of the Reference Port Support Source and Adobe Support Information solely at the Development Site for the sole purpose of designing, developing, adapting, testing and maintaining Revised Software which is (a) implemented as part of present or future Licensed Systems set forth in Licensed System Appendices and (b) is in conformance with the specifications set forth in the PostScript Language Specification.

         2.2 License to Sublicense Certain Software.

                  2.2.1 Revised Object. EFI's right to distribute commercially or use the Revised Object is contingent upon execution of a Licensed System Appendix to this Agreement that authorizes such commercial distribution or internal use. All such commercial distribution or use of Revised Object shall be limited to versions in ROM, EPROM or PROM form, or encrypted versions downloadable to RAM (which shall be encrypted in a manner approved by Adobe in writing), as set forth in a Licensed System Appendix. Subject to the foregoing and to EFI's compliance with the terms of this Agreement, Adobe hereby grants to EFI a worldwide, non-exclusive, non-transferable (except as provided in PARAGRAPH 16.12 ("Assignment")) license to use, reproduce (or have reproduced) at the Development Site and Reproduction Site, sublicense and distribute directly and indirectly, through EFI's usual distribution channels, each copy of Revised Object only as a part of a Licensed System or as an Upgrade on the terms set forth in this Agreement.

                  2.2.2 Font Programs. Subject to EFI's compliance with the terms of this Agreement, Adobe hereby grants to EFI a worldwide, non-exclusive, non-transferable (except as provided in PARAGRAPH 16.12 ("Assignment")) license,
(a) to reproduce (or have reproduced) the Font Programs set forth in each Licensed System Appendix provided by Adobe at the Development Site and Reproduction Site and to distribute the Font Programs, directly and

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

indirectly, through EFI's usual distribution channels, only as part of the applicable Licensed System; (b) to sublicense the Font Programs to End Users for the reproduction and display of Typefaces on the Licensed Systems; (c) to use the Font Programs to reproduce and display the Typefaces on the Licensed Systems for purposes of test, evaluation, demonstration or development of applications; and (d) to use, and to sublicense each End User to use, the Typeface Trademarks used by Adobe to identify the Font Programs. EFI's license under this paragraph will terminate upon termination of the agreement between Adobe and the Typeface Trademark owner, if any, pertaining to such Font Program, and Adobe shall have the right at such time to substitute a Font Program for an equivalent Typeface.

                           (a) Initial  Installation  Font Programs.  EFI agrees
that the Revised Object will contain, at a minimum, the Initial Installation Font Programs.

                           (b) Bitmap  Fonts.  EFI agrees that the Bitmap  Fonts
provided by Adobe will be distributed only in conjunction with the associated Font Programs at a price not to exceed the direct and allocable costs associated with the production of such Bitmap Fonts. EFI acknowledges that the Bitmap Fonts will be available in a limited number of point sizes and may not be available at all for some Font Programs. All of the terms and conditions applicable to the Font Programs herein apply to the Bitmap Fonts. Notwithstanding the foregoing, so long as the Bitmap Fonts are distributed in conjunction with the Font Programs, no additional royalty is due Adobe under the terms of PARAGRAPH 10.3 ("Font Program Royalties") for distribution of Bitmap Fonts.

         2.3 PPD File License. Subject to EFI's compliance with the terms of this Agreement, Adobe hereby grants to EFI a worldwide, non-exclusive, non-transferable (except as provided in PARAGRAPH 16.12 ("Assignment")) license to reproduce and distribute any PPD Files, and updates thereto, for Adobe Revised Software contained in each Licensed System and the right to sublicense all such licensed rights through multiple tiers of distribution.

         2.4 PostScript Language Specification.

                  2.4.1  Addison-Wesley.  Adobe has  entered  into a  Publishing
Agreement ("Publishing Agreement") with the Addison-Wesley Publishing Company Inc. ("AddisonWesley") whereby Addison-Wesley publishes the PostScript Language Specification. The Publishing Agreement provides that Addison-Wesley will be available to negotiate with OEM customers concerning publication of special versions of the PostScript Language Specification for inclusion with shipments of Licensed Systems.

                  2.4.2 License Grant. Notwithstanding the above, subject to EFI's compliance with the terms of this Agreement, Adobe hereby grants EFI a worldwide, non-exclusive, non-transferable (except as provided in PARAGRAPH
16.12 ("Assignment")) license (a) to translate the English version of the PostScript Language Specification into a language other than English, in whole or in part, and (b) to reproduce and distribute the PostScript Language Specification and any EFI translations thereof, which may include supplemental information regarding the EFI

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Hardware Product, solely in hard copy format to EFI's customers, provided that such PostScript Language Specification shall not be made available for general distribution or resale through the retail trade, either through EFI or EFI's publisher and provided further that EFI can only provide two (2) copies of such EFI produced PostScript Language Specification (the English version or any
EFI-translated version) for any one (1) Licensed System. Any such EFI translation will be performed only by EFI's employees or Subsidiaries in accordance with the terms of this Agreement. EFI agrees that no right is granted herein to reproduce Addison-Wesley's foreign language versions of the PostScript Language Specification other than the English version.

                  2.4.3 Right to Sublicense. Adobe further grants EFI the right to sublicense its OEM customers to reproduce, in whole in part, and distribute the PostScript Language Specification solely in hard-copy format to their customers in accordance with the same terms and conditions imposed on EFI in this paragraph. Such EFI customers shall not have the right to modify the PostScript Language Specification received from EFI.

                  2.4.4 Proprietary Rights With Respect to PostScript Language Specification. EFI agrees that Adobe will own the original PostScript Language Specification as included in any version or translation of the PostScript Language Specification created by EFI and that EFI will take commercially reasonable steps to assure that all right, title and interest to the PostScript Language Specification (including the versions and translations created by EFI) remain with Adobe. EFI's own version of the PostScript Language Specification is a derivative work created from the PostScript Language Specification, and reproduction and distribution by EFI of EFI's own version or translation of the PostScript Language Specification shall be subject to the terms and conditions herein, including but not limited to the prohibition against distribution or resale through the retail trade described in PARAGRAPH 2.4.2 ("License Grant") above. EFI's own translation or version of the PostScript Language Specification shall be made faithfully and accurately, shall be of good literary quality, and shall consist of the whole of the textual, pictorial and diagrammatic material constituting the PostScript Language Specification, without alteration, abridgment or supplement except as provided herein or with the express written permission of Adobe. EFI grants Adobe permission to: (a) make any EFI translations of the PostScript Language Specification public; (b) place Adobe's name and copyright notice on any EFI translation of the PostScript Language Specification; and (c) make any necessary modification or alteration to the EFI translation of the PostScript Language Specification. Adobe reserves the right to approve the final manuscript of EFI's (or its Subsidiaries') own version or any translation before its publication provided that EFI gives Adobe thirty (30) days prior written notice of the date on which it will deliver the final manuscript to Adobe, Adobe shall review the manuscript within fourteen (14) days of its submission to Adobe. Adobe's failure to provide EFI with notice of disapproval of the final manuscript within such fourteen (14) day period shall constitute approval for purposes of this paragraph. Nothing herein shall prevent Adobe or any of its OEMs from creating their own derivative works or translations of the PostScript Language Specification.

         2.5 PostScript Language Specification Addendum License. Subject to EFI's compliance with the terms of this Agreement, Adobe hereby grants to EFI a worldwide, non-exclusive, non-transferable (except as provided in PARAGRAPH
16.12  ("Assignment"))  license

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to use the PostScript Language Specification Addendum template provided by Adobe to create, reproduce and distribute (with technical content approved by Adobe pursuant to PARAGRAPH 5.3.2 ("PostScript Language Specification Addendum")) PostScript Language Specification Addenda for Licensed Systems.

         2.6 Limitations on License to EFI.

                  2.6.1 No Right to Sublicense. Except as set forth in PARAGRAPH
2.2 ("License to Sublicense Certain Software"), PARAGRAPH 2.3 ("PPD File License"), PARAGRAPH 2.4 ("PostScript Language Specification") and PARAGRAPH 2.5 ("PostScript Language Specification Addendum License"), with respect to Revised Object and Font Programs, EFI shall have no right to sublicense any rights to a third party.

                  2.6.2 Changes to the Adobe Software.

                           (a)  In  view  of the  desire  of EFI  and  Adobe  to
establish and maintain an industry standard PostScript interpreter, EFI shall not make, without the express written permission of Adobe, any changes or additions to, enhancements in, or deletions from, the Adobe Software (including Reference Port Support Source), if such changes or enhancements would in any way
(i) change the PostScript language imaging model, syntax, semantics, or functionality of the PostScript language, or (ii) change or disable use of Adobe's Type 1 font rendering code.

                           (b) EFI agrees not to distribute to third parties any
version of the Revised Object containing any symbol table information with respect to external variables or procedure entry points.

                  2.6.3 EFI Modifications. EFI shall own the EFI Modifications, provided that any Revised Object containing EFI Modifications shall be subject to the terms and conditions of this Agreement.

         2.7 End User License. EFI will take the same steps to protect Adobe's proprietary rights in the Adobe Software and Font Programs which it takes to protect its own software, but in no event will it use less than reasonable care to protect Adobe's proprietary rights. Except as provided below, EFI shall ensure that each copy of the Revised Object or any Font Programs distributed by EFI will be accompanied by a copy of EFI's standard software license agreement. The terms of such license will be drafted so as to apply to the Revised Object and Font Programs. In addition, such license will include terms and conditions substantially equivalent to those set forth in Exhibit G ("Minimum Terms of End User Agreements") to this Agreement. Notwithstanding the foregoing, in the United States and in other jurisdictions where an enforceable copyright covering the Revised Object and Font Programs exists, the license specified above may be a written agreement in the package containing the Revised Object and Font
Programs, or the user documentation for the Revised Object and Font Programs, that is fully visible to the End User and that the End User accepts by opening the package.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         2.8 No Other Rights. EFI specifically acknowledges that, other than as expressly set forth in PARAGRAPH 2.1 ("License to Use Reference Port Support Source and Adobe Support Information") above, no -rights to the Reference Port Support Source are granted to it.

         2.9 Subsidiaries and Contractors. This Agreement applies to EFI and to any Subsidiaries of EFI which agree with EFI in writing to be bound by the terms and conditions imposed on EFI hereunder. Notwithstanding the foregoing, EFI agrees to make all payments due Adobe under the terms of this Agreement. The exercise of any right granted under this Agreement by any such Subsidiary (or the contractor of EFI or such Subsidiary) is subject to EFI's guaranty of the performance by such Subsidiary and contractors of all of EFI's obligations hereunder.

3. SCOPE OF ADOBE'S LICENSES.

         3.1 License to EFI Revised Support Software. EFI shall use best efforts to provide to Adobe those portions of the source code of any Revised Software which have been modified by EFI to correct Errors found in the Reference Port Support Source supplied to EFI hereunder. EFI may, in its sole discretion, provide to Adobe any other source code of any Revised Software. If, at any time, EFI provides source code of any Revised Software to Adobe, EFI shall be deemed to have granted to Adobe a perpetual, worldwide, royalty-free, fully paid-up license to use, modify, reproduce and distribute such source code, and any object code versions thereof, and the right to sublicense all such licensed rights through multiple tiers of distribution.

         3.2 PPD File License. EFI hereby grants to Adobe a perpetual, worldwide, royalty-free, fully paid-up license to use, modify, reproduce and distribute any PPD Files and updates thereto which EFI creates for Revised Software contained in each Licensed System, and the right to sublicense all such licensed rights through multiple tiers of distribution, in order to facilitate access to such files by End Users and software developers to enhance the use of the Licensed Systems by such End Users and software developers.

         3.3 PostScript Language Specification Addendum. EFI grants to Adobe a perpetual, worldwide, royalty-free, fully paid license to use, modify, reproduce, and distribute the PostScript Language Specification Addenda for Revised Software, and the right to sublicense all such licensed rights through multiple tiers of distribution.

4. REFERENCE PORT APPENDICES.

         4.1 Initial Adobe Reference Port Delivery. Upon execution of this Agreement and payment by EFI of the source license fee described in PARAGRAPH 1 of Exhibit H ("Payments"), and upon a mutually agreeable schedule, Adobe will provide EFI with the Adobe Deliverables.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         4.2 Future Reference Ports. Adobe will supply the Reference Port and deliverables described in each Reference Port Appendix in a form similar to Exhibit F ("Sample Format for Reference Port Appendix") in accordance with the schedule set forth therein and EFI shall pay to Adobe fees in accordance with EXHIBIT H ("Payments") for each such additional delivery of a Reference Port.

         4.3 Technical Coordinators. EFI and Adobe agree to designate a Technical Coordinator in each Reference Port Appendix.

5. LICENSED SYSTEM APPENDICES.

         5.1 Future Licensed Systems. The initial version of the Revised Software developed by EFI pursuant to this Agreement for each EFI Standard Controller will be added by way of a Licensed System Appendix in a form similar to Exhibit D ("Sample Format for Licensed System Appendix"). Each EFI Hardware Product which uses that EFI Standard Controller shall be added by an amendment to such Licensed System Appendix.

                  5.1.1 Revised Software for Major Revisions to EFI Standard Controller. EFI shall notify Adobe in writing of its intention to develop a Revised Software version for each new EFI Standard Controller or each Major Revision to EFI Standard Controller at least four (4) months in advance of the First Commercial Shipment of such Revised Software; provided, however, that Adobe will, in good faith, approve exceptions to the four (4) month notice period. Promptly following such notice, the parties will meet to negotiate and sign a Licensed System Appendix for each new EFI Standard Controller upon mutually acceptable terms. The Revised Software for each new EFI Standard Controller or each Major Revision of EFI Standard Controller shall be tested in accordance with PARAGRAPHS 1. 2. 3 and 4 of Exhibit I ("Revised Software Test Procedures").

                  5.1.2 Revised Software for Minor Revisions to EFI Standard Controller. EFI shall notify Adobe in writing of its intention to ship a Revised Software version for each Minor Revision of an EFI Standard Controller which has been tested and approved by Adobe in accordance with PARAGRAPH 5.1.1 ("Revised Software for Major Revisions to EFI Standard Controller") at least two (2) months in advance of First Commercial Shipment of such Revised Software; provided, however, that Adobe will accept a less than two (2) month advance notice in the case of minor bug fixes as long as the notice period is reasonable. If EFI's intention is to include such modified EFI Standard Controller in a new EFI Hardware Product, concurrent with such notice, EFI will deliver a product description of the Licensed System to Adobe QA, from which a test plan will be created by Adobe QA within one (1) week and submitted to EFI. EFI shall test the Revised Software in accordance with PARAGRAPH 2 of Exhibit I ("Revised Software Test Procedures") and Adobe will have one (1) week to evaluate the test results. If the test results for the Revised Software running on the new EFI Hardware Product are acceptable, Adobe will provide certification of the Licensed System and will add the new EFI Hardware Product to the list of permitted output devices in the Licensed System Appendix for the

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

applicable EFI Standard Controller.

                  5.1.3 EFI Responsibilities. EFI shall be responsible for modifying the Reference Port Support Source to create the Revised Software versions pursuant to either PARAGRAPH 5.1.1 ("Revised Software for Major Revisions to EFI Standard Controller") or PARAGRAPH 5.1.2 ("Revised Software for Minor Revisions to EFI Standard Controller") to create the Revised Software version, to the extent permitted by PARAGRAPH 2.1 ("License To Use Reference Port Support Source and Adobe Support Information") above; compiling and linking the foregoing to produce Revised Object fully adapted to Licensed Systems and suitable for distribution to End Users; and promptly merging with the Revised Software any Updates which it receives as a result of its decision to purchase support services as described in Exhibit E ("Reference Port Training and Support"). EFI may elect not to merge any such Update into the Revised Software for a Licensed System that is undergoing development at the time of delivery of such Update, provided Adobe is consulted and consents, such consent not to be unreasonably withheld, to the decision to continue the development effort without including the Update. Adobe shall have no responsibility in connection with any such modifications, including the development and bundling of the PPD Files with each Licensed System, except as expressly provided in a Reference Port Appendix.

         5.2 Technical Coordinators. EFI and Adobe agree to designate a Technical Coordinator in each Licensed System Appendix.

         5.3 Licensed System Appendices for Revised Software. EFI will promptly provide Adobe with two (2) copies of the machine readable version of any Revised Object and any updated versions thereof in a timely manner as the updated versions become available, and at EFI's sole option, with two (2) copies of the source code version of the Revised Software (collectively, the "EFI Deliverables") for evaluation and testing in accordance with Exhibit I ("Revised Software Test Procedures").

                  5.3.1 PPD File. EFI shall also create and deliver to Adobe one
(1) master copy of the PPD File for each Revised Object contained in a Licensed System at the time EFI provides the Revised Object to Adobe for testing pursuant to Exhibit I ("Revised Software Test Procedures") and any updated version thereof in a timely manner following the availability of any updated version. EFI shall include with each Licensed System a copy of the corresponding PPD File.

                  5.3.2 PostScript Language Specification Addendum. EFI shall provide Adobe with a draft version of a PostScript Language Specification Addendum for Revised Software contained in a Licensed System prior to execution of the applicable Licensed System Appendix and any updated versions in a timely manner following the availability of any updated version. The contents of the PostScript Language Specification Addendum and any updated versions shall be reviewed and approved by Adobe for compliance with Adobe's PostScript language standards before the PostScript Language Specification Addendum is distributed with a Licensed System. Adobe's failure to provide EFI with notice of disapproval of the PostScript Language

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Specification Addendum within fourteen (14) days after its submission to Adobe shall constitute approval for purposes of this paragraph. EFI shall include with each Licensed System a copy of the corresponding PostScript Language Specification Addendum.

6. ACCEPTANCE.

         6.1 Acceptance of Reference Ports. For each Reference Port, EFI shall have forty-five (45) days (or such other time as may be specified in the applicable Reference Port

Appendix) from the date on which Adobe meets the final delivery milestone, as contained in the applicable Reference Port Appendix, to examine and test the Reference Port to determine that the Reference Port, when compiled, will execute as part of the appropriate Reference System or Licensed System in accordance with the PostScript Language Specification and in accordance with any other acceptance criteria in the appendix. Within such period EFI shall provide Adobe with written acceptance or a statement of any Errors to be corrected. The Reference Port will be deemed to have been accepted by EFI if Adobe does not receive such written acceptance or statement of Errors within such forty-five
(45) day time period. Adobe shall use reasonable commercial efforts to correct any such reproducible Errors and redeliver the Reference Port to EFI, and EFI shall within fifteen (15) days of such redelivery provide Adobe with written acceptance or a statement of Errors. Should the Reference Port not conform to the PostScript Language Specification or other acceptance criteria, or in the event Adobe is not able to deliver the Reference Port in accordance with the milestone schedule set forth in the applicable appendix, EFI's sole and exclusive remedy shall be to elect one of the following remedies by giving Adobe notice thereof (including a statement of Errors where applicable) within fifteen
(15) days: (a) to extend the correction  period for a mutually  agreeable  time,
(b) to revise the acceptance criteria in a mutually agreeable manner, or (c) to terminate the applicable Reference Port Appendix and obtain a refund of one-half of the fee or advance paid to Adobe for such Reference Port, provided that EFI has returned all existing copies of the Reference Port and related documentation and certified in writing that it has no right to use, market or distribute such Reference Port (or any Adobe Revised Software based on such Reference Port).

         6.2 Acceptance of Revised Software. EFI and Adobe will test each Revised Software version in accordance with Exhibit I ("Revised Software Test Procedures"). Upon successful completion of acceptance testing pursuant to
Exhibit I ("Revised Software Test Procedures"), EFI shall have the right to distribute the Revised Object in accordance with the terms of this Agreement.

7. LOANED EQUIPMENT.

         7.1 EFI Revised Software Versions. EFI shall loan Adobe all necessary equipment as specified in the applicable Licensed System Appendix for any Revised Software in order to permit Adobe to conduct adequate and thorough testing of such EFI Deliverables in accordance with Exhibit I ("Revised Software Test Procedures").

          7.2 Terms of Loan. All equipment loaned by EFI to Adobe shall remain the property

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of EFI, shall be fully insured by Adobe, and shall be returned to EFI at its request after termination of Adobe's development, warranty, and maintenance activities hereunder. EFI shall pay shipping costs for delivery of such loaned equipment to Adobe. Any loaned equipment shall be returned to EFI by Adobe, shipping and insurance costs prepaid by EFI. While in the possession of Adobe, the loaned equipment shall be maintained by EFI in good working order. During the term of this Agreement for as long as Adobe is performing testing, warranty, and maintenance services, if any, hereunder, EFI will continue to ensure that at least one unit on loan to Adobe is the then current production unit which EFI is actually shipping.

         7.3 Restrictions on Use. Adobe agrees that it will not reverse engineer any hardware or software provided by EFI in object code form pursuant to the terms of this paragraph and that it shall not use any equipment provided by EFI pursuant to this paragraph for any purpose other than testing, warranty and maintenance as required under this Agreement. Adobe further agrees that it will only provide access to software to its authorized employees and contractors with a need to know and that it will not copy such software except for backup and archival purposes. (The foregoing restriction shall not preclude legitimate reverse engineering of such hardware or software which Adobe purchases commercially.) The confidentiality provisions of this Agreement and the Mutual Confidentiality Agreement entered into by Adobe and EFI on February 27, 1990
(the "Confidentiality Agreement") shall apply to any hardware or software provided under this provision for so long as such hardware or software is not yet commercially available.

8. PROPRIETARY RIGHTS AND LEGENDS. Adobe and its suppliers are the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets, and other intellectual property rights to the Adobe Support Information. Except for the rights expressly enumerated herein, EFI is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Support Information. EFI agrees to protect the Adobe Support Information in accordance with EXHIBIT J ("Secure Procedures for Handling Adobe Support Information"). EFI agrees that it will not attempt to reverse engineer the Font Programs or any portions of the Unmodified Core or other Adobe Support Information which is provided to EFI solely in object code form.

         8.1 Proprietary Notices. EFI agrees that as a condition of its rights hereunder, each copy of the Adobe Software, Font Programs, PostScript Language Specification (both the English version and any EFI-translated version, if any) and any other Adobe Support Information shall contain the same proprietary notices which appear on or in such Adobe Software, Font Programs, PostScript Language Specification and any other Adobe Support Information delivered by Adobe to EFI and as otherwise reasonably required by Adobe. More specifically, EFI agrees that a valid Adobe copyright notice for the Adobe Software and Font Programs will appear on the media.

         8.2 Restricted Rights. EFI will (a) identify and license the Adobe Software, Font Programs and related documentation in all proposals and agreements with the United States Government or any contractor therefor; and (b) legend or mark the Adobe Software, Font

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Programs and related documentation provided pursuant to any agreement with the United States Government or any contractor therefor, as follows:

                  (i) For acquisition by or on behalf of civilian agencies, as necessary to obtain protection substantially equivalent to that afforded to restricted computer software and related documentation developed at a private expense and which is existing computer software no part of which was developed with government funds and provided with' Restricted Rights in accordance with subparagraphs (a) through (d) of the "Commercial Computer Software - Restricted Rights" clause at 48 C.F.R. 52.227-19 of the Federal Acquisition Regulations and its successors;

                  (ii) For acquisition by or on behalf of units of the Department of Defense ("DoD") as necessary to obtain protection substantially equivalent to that afforded to commercial computer software and related documentation developed at private expense and provided with Restricted Rights as defined in DoD FAR Supplement 48 C.F.R. 252.227-7013(c)(l)(ii) and its successors in effect for all solicitations and resulting contracts issued on or after May 18, 1987.

          8.3 Foreign Government Agreements. EFI will take all reasonable steps in making proposal/and agreements with foreign governments other than the United States which involve the Adobe Software, Font Programs, and related documentation to ensure that Adobe's proprietary rights in such Adobe Software, Font Programs and related documentation receive the maximum protection available from such foreign government for commercial computer software and related documentation developed at private expense.

9. MARKETING AND LICENSE TO USE TRADEMARKS.

         9.1 Marketing. EFI shall use reasonable efforts, in connection with the First Commercial Shipment of each Revised Object version, to (a) provide sales and technical training to relevant EFI dealers, field sales representatives, sales support engineers, systems engineers and customer support personnel; (b) consult with Adobe in the development of applicable product brochures, announcements to the trade press and other marketing materials related to Licensed Systems; (c) permit Adobe participation in EFI's press conferences, dealer roll-outs and similar activities involving Licensed Systems; and (d) promote the Licensed Systems at trade shows at which other EFI products are displayed. EFI shall use reasonable efforts, in connection with the First Commercial Shipment of each Revised Object version, to (a) provide the contract representative designated in the applicable Licensed System Appendix with a copy of announcements and press releases pertaining to Licensed Systems prior to their release to the public or the press, and (b) incorporate all changes that Adobe may reasonably request to ensure correct Adobe Trademark usage and accuracy of content, so long as Adobe has provided EFI with such reasonably requested changes within five (5) business days following EFI's submission of each such press release.

         9.2 Trademark License. Subject to this Agreement and Exhibit K ("Use of Adobe Trademarks") hereto, Adobe hereby grants to EFI a non-exclusive, limited license to use the

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Adobe Trademarks and the Typeface Trademarks, on Licensed Systems and in EFI's advertising and printed materials for the Revised Object, Font Programs and Licensed Systems.

10. PAYMENTS.

         10.1 Source Payments. EFI shall pay Adobe the fees and royalties set forth in Exhibit H ("Payments") or in any Reference Port Appendix hereto.

         10.2 Licensed System Payments. EFI shall pay to Adobe the development fees, if any, and royalties as set forth in each Licensed System Appendix for each Licensed System which is used internally or distributed by EFI. Notwithstanding the foregoing, EFI shall have no obligation to pay royalties on units of Licensed Systems which are used solely for development and/or testing purposes. Adobe agrees that EFI shall be entitled to receive a volume-based percentage discount to be applied against royalties owed to Adobe by EFI hereunder for Licensed Systems and Font Programs distributed or used under a Licensed System Appendix. Such volume discounts shall be as reflected in, and shall be granted in accordance with the terms and conditions of Paragraph 17
("Qualifying for Royalty Discounts") of the Custom PostScript Interpreter OEM License Agreement, effective March 1, 1991, between EFI and Adobe (the "CPSI Agreement"). Quarterly revenue received by Adobe under this Agreement and the CPSI Agreement shall be aggregated for the purpose of determining applicable discount levels. In addition, Adobe agrees that the pricing for Licensed Systems developed and distributed under this Agreement shall be consistent with the pricing for the Licensed Systems (as defined in the CPSI Agreement) developed and distributed under the CPSI Agreement.

         10.3 Font Program Royalties. EFI shall also pay to Adobe the royalties for the Roman Initial Installation Font Programs and Additional Font Programs distributed with each Licensed System as set forth in the applicable Licensed System Appendix hereto. Adobe agrees that the pricing and any applicable discounts for the Font Programs distributed under this Agreement shall be consistent with the pricing and discounts for the Coded Font Programs distributed under the CPSI Agreement.

         10.4 Upgrade Payments. EFI shall pay Adobe a royalty as set forth in each Licensed System Appendix for each Upgrade for which EFI charges a fee in excess of the costs of the media and handling. EFI shall not be obligated to pay Adobe a royalty for any Upgrades for which EFI charges a fee which covers only the costs of the media and handling. To qualify for the pricing set forth in this paragraph, EFI will use commercially reasonable efforts to ensure that the prior version of the Revised Object and Font Programs is destroyed.

         10.5 Other Payments. Certain payments to Adobe, including but not limited to advances against royalties, will be designated in the specific Licensed System Appendix. Advances against royalties for a specified Licensed System are recoupable only against royalties for that Licensed System during the eighteen (18) month period following Adobe's delivery of the Final Release as defined in the applicable Licensed System Appendix.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         10.6 Taxes. In addition to any other payments due under this Agreement, EFI agrees to pay, and to indemnify and hold Adobe harmless from, any sales, use, excise, import or export, value added or similar tax or duty not based on Adobe's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, and all governmental permit fees, license fees and customs and similar fees levied upon the delivery by Adobe of the Adobe Deliverables to EFI hereunder, which Adobe may incur in respect of this Agreement. If a resale certificate or other certificate or document of exemption is required in order to exempt all or any of the Adobe Software or other deliverables from any such tax liability, EFI will promptly furnish it to Adobe.

         10.7 Payment of Royalties. All royalties due in accordance with the terms of the Agreement shall be paid within forty-five (45) days after the end of each calendar quarter. With each royalty payment EFI shall include a written summary broken out by month of sale and country category (U.S., Canada, Europe, Far East, Rest of World), of (a) the number and type of Licensed Systems sold or used internally by EFI during the quarter; and (b) the number and type of Additional Font Programs by Typeface bundled as a part of such Licensed Systems and licensed to End Users or used internally by EFI during the quarter; and (c) any other information which may be required to determine whether EFI is paying the correct royalty amount hereunder. Licensed Systems that are returned for which refunds are made by EFI shall be credited by EFI against royalties due to Adobe for such Licensed Systems. Notwithstanding the foregoing, in the event that EFI provides a partial refund of the price of a returned Licensed System, EFI shall be entitled to obtain a partial credit against royalties due for such Licensed System. At Adobe's request, EFI shall orally advise Adobe each month of its estimate of the number of copies of the Licensed Systems and Additional Font Programs shipped by EFI during the previous month and the royalties accrued thereby. Such oral communication shall be subject to final adjustment by EFI at the end of each accounting period.

         10.8 Right of Audit. EFI shall maintain a complete, clear, accurate record of: (a) the number and type of Licensed Systems shipped or used internally by EFI, (b) a designation of which of the Additional Font Programs, if any, were bundled as a part of such Licensed System and whether they were licensed to End Users or used internally by EFI during the quarter, and (c) any other information which may be required to determine whether EFI is paying the correct royalty amount hereunder. To ensure compliance with the terms of this Agreement, Adobe shall have the right to have an inspection and audit of all the relevant accounting and sales books and records of EFI conducted by an independent audit firm reasonably acceptable to both parties whose fee is paid by Adobe, and shall be conducted during regular business hours at EFI's offices and in such a manner as not to interfere with EFI's normal business activities. In no event shall audits be made hereunder more frequently than once per year. If such inspections should disclose any underreporting, EFI shall promptly pay Adobe such amount, together with interest thereon at the rate of one and one-half percent (1 1/2%) per month or the highest interest rate allowed by law, whichever is lower from the date on which such amount became due.

         10.9 When Royalties Earned. All royalties due hereunder shall be earned on the date EFI ships a Licensed System to its customer, except for the shipment of a Licensed System

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

between EFI and its Subsidiary or between Subsidiaries for resale. Such royalties shall be earned when the Licensed System is first shipped to a customer other than EFI or any Subsidiary.

11. PERFORMANCE WARRANTY.

         11.1 Reference Port Warranties. Adobe warrants that for a period of ninety (90) days from the date of delivery of a Reference Port to EFI
(hereinafter the "Warranty Period"), the Reference Port Support Source and Unmodified Core contained in a Reference Port will compile, assemble, and link as part of the Reference System to yield the corresponding object code version of the Reference Port. Additionally, subject to any exceptions specified by Adobe at the time of delivery, the object code version of the Reference Port will execute substantially in accordance with the PostScript Language Specification (excluding any portions of the PostScript Language Specification not applicable to the specified Reference System) when used as part of the Reference System specified in the Reference Port Appendix. If EFI reports to Adobe a failure of such Reference Port to conform to the foregoing warranties during the applicable Warranty Period, and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the Reference Port in a timely manner to correct such failure.

         11.2 Update  Warranties.  Adobe  warrants  that, for a period of ninety
(90) days from the date of delivery of an Update to EFI hereunder, subject to EFI's purchase of support services as described in Exhibit E ("Reference Port Training and Support") (the "Warranty Period"), the Reference Port Support
Source and Unmodified Core contained in an Update to a Reference Port will compile, assemble, and link as part of the Reference System to yield the corresponding object code version of the Update. Additionally, subject to any exceptions specified by Adobe at the time of delivery, the object code version of the Update will execute substantially in accordance with the PostScript Language Specification (excluding any portions of the PostScript Language Specification not applicable to the specified Reference System) as part of the applicable Reference System. If EFI reports to Adobe a failure of such Update to conform to the foregoing warranties during the applicable Warranty Period, and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the Update in a timely manner to correct such failure.

         11.3 Limitations on Warranties. EFI acknowledges that the Reference Ports delivered by Adobe to EFI hereunder will require adaptation by EFI or Adobe for compatibility with EFI platforms and configurations, which platforms and configurations will generally be different from the development environment and Reference System specified by Adobe. EFI acknowledges that the Adobe Software is of such complexity that it may have inherent defects, and agrees that Adobe makes no other warranty, either express or implied, as to any matter whatsoever. THE FOREGOING STATES ADOBE'S SOLE AND EXCLUSIVE WARRANTY TO EFI CONCERNING THE ADOBE SOFTWARE AN]) EFI'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ABOVE, THE ADOBE SUPPORT INFORMATION AND ANY OTHER ADOBE DELIVERABLES ARE PROVIDED STRICTLY "AS IS." EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, ADOBE MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED, ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, OR STATUTORY, AS TO THE ADOBE SUPPORT INFORMATION OR ANY OTHER ADOBE DELIVERABLES, OR ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE EXPRESSLY EXCLUDED. THIS IS A LIMITED WARRANTY AND IS THE ONLY WARRANTY MADE BY ADOBE. EFI SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AN]) SHALL TAKE ALL MEASURES NECESSARY TO ENSURE THAT NEITHER IT NOR ANY OF ITS AGENTS OR EMPLOYEES SHALL MAKE OR PASS ON, ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION ON BEHALF OF ADOBE TO ANY EFI CUSTOMER, END USER, OR THIRD PARTY.

12. TRAINING AND SUPPORT.

         12.1 Adobe Training. Adobe agrees to provide the training and technical assistance described in Exhibit E ("Reference Port Training and Support") or in any Reference Port or Licensed System Appendix.

         12.2 EFI Support. EFI will have the sole responsibility for supporting its End Users and will provide End Users with reasonable End User documentation, warranty service, and telephone support for the use of Licensed Systems and Font Programs consistent with good industry practice.

13. PROPRIETARY RIGHTS INDEMNITY.

         13.1 By Adobe. Adobe agrees to indemnify and defend EFI from any costs, damages, and reasonable attorneys' fees resulting from any claims by third parties that the uses permitted hereunder of the Adobe Software infringe any U.S. patents, U.S. copyrights, or U.S. trademarks or any patents, copyrights or trademarks of Japan, Germany, France, Italy, The United Kingdom, Denmark, Ireland, Greece, Spain, Portugal, Sweden, Norway, Finland, Switzerland, Australia, Austria, Belgium, Canada, Luxembourg or The Netherlands (the "Foreign Jurisdictions"), provided that EFI gives Adobe prompt written notice of any such claim, tenders to Adobe the defense or settlement of such a claim at Adobe's expense, and cooperates with Adobe, at Adobe's expense, in defending or settling such claim. Adobe's aggregate cumulative liability for infringement of patents, copyrights or trademarks of each Foreign Jurisdiction shall not exceed the greater of (i) One Million Five Hundred Thousand Dollars ($1,500,000.00) less any amounts previously paid or then currently payable by Adobe to EFI under this clause (i) of this PARAGRAPH 13.1 for infringement of patents, copyrights, or trademarks of any of the Foreign Jurisdictions, or (ii) the aggregate amount of royalty payments actually received by Adobe from EFI for the Licensed Systems distributed in such Foreign Jurisdiction up to a maximum of Five Million Dollars ($5,000,000.00).

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         If Adobe receives notice of an alleged infringement or if EFI's use of the Adobe Software shall be prevented by permanent injunction, Adobe may, at its sole option and expense, procure for EFI the right to continued use of the Adobe Software as provided hereunder, modify the Adobe Software so that it is no longer infringing, or replace the Adobe Software with computer software of equal or superior functional capability. THE RIGHTS GRANTED TO EFI UNDER THIS PARAGRAPH SHALL BE EFI'S SOLE AND EXCLUSIVE REMEDY AND ADOBE'S SOLE OBLIGATION FOR ANY ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHT. ADOBE WILL HAVE NO LIABILITY TO EFI IF ANY ALLEGED INFRINGEMENT OR CLAIM OF INFRINGEMENT IS BASED UPON (A) THE MODIFICATION OF THE ADOBE SOFTWARE BY EFI OR ANY THIRD PARTY, (B) USE OF THE ADOBE SOFTWARE IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES, OR SOFTWARE NOT DELIVERED BY ADOBE (IF SUCH INFRINGEMENT OR CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF THE UNMODIFIED ADOBE SOFTWARE WITH OTHER EQUIPMENT, DEVICES OR SOFTWARE), OR (C) THE USE OF ANY ADOBE SOFTWARE OTHER THAN AS PERMITTED UNDER THIS AGREEMENT OR IN A MANNER FOR WHICH IT WAS NOT INTENDED OR USE OF OTHER THAN THE MOST CURRENT RELEASE OF THE ADOBE SOFTWARE (IF SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE).

         13.2 By EFI. EFI agrees to indemnify and defend Adobe from any costs, damages, and reasonable attorneys' fees resulting from all claims by third parties arising from the use, manufacture, and distribution of Licensed Systems by EFI and its direct and indirect customers in any country, worldwide, provided that Adobe gives EFI prompt written notice of any such claim, tenders to EFI the defense or settlement of any such claim at EFI's expense, and cooperates with EFI, at EFI's expense, in defending or settling such claim. EFI WILL HAVE NO LIABILITY TO ADOBE WITH RESPECT TO ANY CLAIM BY THIRD PARTIES THAT THE USES
PERMITTED HEREUNDER OF THE ADOBE SOFTWARE INFRINGE ANY PATENTS, COPYRIGHTS OR TRADEMARKS OF ANY COUNTRY SO LONG AS SUCH CLAIM OF INFRINGEMENT DOES NOT ARISE FROM (A) THE MODIFICATION OF THE ADOBE SOFTWARE BY EFI OR ANY THIRD PARTY, (B) USE OF THE ADOBE SOFTWARE IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES, OR SOFTWARE NOT DELIVERED BY ADOBE (IF SUCH INFRINGEMENT OR CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF THE UNMODIFIED ADOBE SOFTWARE WITH OTHER EQUIPMENT, DEVICES OR SOFTWARE), OR (C) THE USE OF ANY ADOBE SOFTWARE OTHER THAN AS PERME[TED UNDER THIS AGREEMENT OR IN A MANNER FOR WHICH IT WAS NOT INTENDED OR USE OF OTHER THAN THE MOST CURRENT RELEASE OF THE ADOBE SOFTWARE (IF SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE).

14. TERM AND CANCELLATION.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         14.1 Term. The initial term of this Agreement is for five (5) years from the Effective Date, unless this Agreement is terminated for cause. This Agreement may be renewed annually on its anniversary date at the option of either party (subject to the written consent of the other party), provided that
(a) EFI has made all the payments required by this Agreement, (b) there has been no uncured breach of this Agreement, or any Reference Port or Licensed System Appendix, and (c) the Revised Object is still supported by EFI for use as part of Licensed Systems.

         14.2 Cancellation by Adobe for Cause. This Agreement shall terminate in the event of any material breach by EFI which continues after thirty (30) days written notice of said breach (which notice shall, in reasonable detail, specify the nature of the breach) by Adobe to EFI.

         14.3 Cancellation by EFI for Cause. If any material breach under this Agreement by Adobe continues after thirty (30) days written notice of said breach (which notice shall, in reasonable detail, specify the nature of the breach) by EFI to Adobe, EFI may seek any damages arising under this Agreement, and (a) continue this Agreement in full force and effect, or (b) terminate this Agreement on written notice to Adobe.

         14.4 Termination by EFI for Convenience. This Agreement may be terminated by EFI for its convenience upon thirty (30) days prior written notice to Adobe.

         14.5 Bankruptcy. In addition to any material breach of this Agreement, the application for, or adjudication in, bankruptcy by EFI, the insolvency of EFI, or the dissolution of EFI, shall terminate this Agreement.

         14.6 Obligations on Cancellation, Termination or Expiration. Upon cancellation, termination, or expiration of this Agreement:

                  14.6.1 Licenses Terminated. The licenses granted pursuant to PARAGRAPH 2 ("Scope of EFI's Licenses") shall terminate immediately.

                  14.6.2 Safeguarding of Proprietary Rights. EFI shall continue to be responsible for safeguarding the proprietary rights of Adobe and Adobe's suppliers in accordance with PARAGRAPH 8 ("Proprietary Rights and Legends") and Exhibit J ("Secure Procedures for Handling Adobe Support Information") of this Agreement after such cancellation, termination, or expiration.

                  14.6.3 Return or Destruction of Adobe Information. EFI will immediately discontinue use and distribution of, and return or destroy all copies of, Adobe Support Information and other Adobe Deliverables in its possession (including copies placed in any storage device under EFI's control). Upon Adobe's request, EFI shall warrant in writing to Adobe its return or destruction of all of Adobe's proprietary information within thirty (30) days of cancellation, termination or expiration.

                  14.6.4 Payment. The payment date of all monies due Adobe shall

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

automatically  be  accelerated  so that they shall become due and payable on the
effective  date  of  termination,   even  if  longer  terms  had  been  provided
previously.

                  14.6.5 Continued Use by End Users. End Users shall be permitted the continued and uninterrupted use of the Revised Object and Font Programs for the balance of the term of their End User agreements, as specified in such agreements, provided that and so long as the End Users are not in default of their End User agreements.

                  14.6.6 Assignment on Default. EFI's rights upon default of the End Users relating to the Revised Object and Font Programs as specified in the End User agreement shall automatically be assigned to Adobe.

                  14.6.7 Support and Maintenance: No Right to Sublicense. Notwithstanding the foregoing, EFI shall have the right to retain five (5) copies of the Revised Object and use such Revised Object to the extent required for support and maintenance purposes but EFI shall have no right to sublicense or otherwise distribute the Revised Object or Font Programs or any other rights with respect to such software except as specifically set forth in this paragraph.

                  14.6.8 Right to Sell-Off Inventory. In the event of termination or expiration of this Agreement (except for termination by Adobe due to a breach of this Agreement by EFI), EFI shall have six (6) months from the effective date of termination to distribute its inventory of Licensed Systems and Upgrades in existence at the time of such termination provided that EFI continues to make all payments and provide all reports to Adobe in accordance with PARAGRAPH 10 ("Payments") and to observe all other terms and conditions imposed on EFI hereunder with respect to distribution of the Revised Object.

15. LIMITATION OF LIABILITY.

         15.1 Adobe. ADOBE WILL NOT BE LIABLE TO EFI OR ANY OTHER PARTY FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES. The foregoing limitation of liability is independent of any exclusive remedies for breach of warranty set forth in this Agreement.

         15.2 EFI. EFI WILL NOT BE LIABLE TO ADOBE OR ANY OTHER PARTY FOR ANY INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THIS AGREEMENT, EXCEPT FOR ANY BREACH OF PARAGRAPHS 2 ("SCOPE OF EFI'S LICENSES"), 8 ("PROPRIETARY RIGHTS AND LEGENDS"), AND 9 ("MARKETING AND LICENSE TO USE TRADEMARKS"). EFI'S LIABILITY TO ADOBE FOR DAMAGES CAUSED BY EFI'S BREACH OF THE PROVISIONS OF THIS AGREEMENT SHALL NOT EXCEED TWENTY FIVE MILLION DOLLARS ($25,000,000) UNLESS SUCH BREACH RESULTS FROM INTENTIONAL OR GROSSLY NEGLIGENT CONDUCT BY EFI, IN WHICH CASE EFI'S LIABIUTY SHALL NOT BE SUBJECT TO SUCH LIMITATION. To establish "intentional conduct," Adobe must show that EFI's breach of this Agreement was authorized by EFI management or reckless under the circumstances. To establish "gross negligence," Adobe must show that there

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

was a substantial departure by EFI from the standard of conduct required by this Agreement.

16. GENERAL.

         16.1 Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

         16.2 Attorneys' Fees. In the event any proceeding or lawsuit is brought by Adobe, its suppliers or EFI in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees and reasonable attorneys' fees, including costs and fees on appeal.

         16.3 Forum. All disputes arising under this Agreement may be brought in Superior Court of the State of California in Santa Clara County or the Federal District Court of San Jose, California, as permitted by law. The Superior Court of Santa Clara County and the Federal District Court of San Jose shall each have non-exclusive jurisdiction over disputes under this Agreement. EFI consents to the personal jurisdiction of the above courts.

         16.4 Notices. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered by personal delivery, telegram, telex, telecopier, facsimile transmission, or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to:
(i) the contract representative designated in the specific Licensed System Appendix if the notice or report relates to one or more specific Licensed Systems and (ii) a copy to the signatory of this Agreement at the address set forth at the end of this Agreement or such other address as either party may specify in writing. If the notice is to Adobe, a copy shall also be sent to the attention of its General Counsel.

         16.5 Injunctive Relief. It is understood and agreed that, notwithstanding any other provisions of this Agreement, breach of the provisions of this Agreement by EFI may cause Adobe irreparable damage for which recovery of money damages would be inadequate, and that Adobe shall therefore be entitled to seek timely injunctive relief to protect Adobe's rights under this Agreement in addition to any and all remedies available at law.

         16.6 No Agency. Nothing contained herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties.

         16.7 Force Majeure. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages or any other cause which

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

is beyond the reasonable control of such party.

         16.8 Waiver. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

         16.9 Severability. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

         16.10 Headings. The paragraph headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such paragraph or in any way affect this Agreement.

         16.11 No Patent License.

                  16.11.1 Definitions. As used herein, "Adobe Patent Right" means any patent right arising under any United States or foreign patent now owned by, or later issued or assigned to Adobe, applicable to the Adobe Software or any other items licensed by Adobe to EFI hereunder. "EFI Patent Right" means any patent right arising under any United States or foreign patent issued or assigned to EFI and having a first effective filing date after an inventor listed on such patent had access to the Adobe Support Information and in which an inventor listed on such patent is (a) an employee or contractor of EFI who has reviewed and used the Adobe Support Information and (b) the Adobe Support Information contributed to and is a substantial part of the claimed invention.

                  16.11.2 Adobe Patents. Adobe covenants that, to the extent that EFI, EFI's End Users and EFI's Subsidiaries, sublicensees, and other direct and indirect customers of Licensed Systems (collectively "Customers") exercise the rights expressly granted to EFI or which EFI is authorized to grant to Customers herein, Adobe will not (a) assert any Adobe Patent Right against EFI or its Customers, or (b) require any additional fee or royalty from EFI or its Customers based upon any Adobe Patent Right.

                  16.11.3 EFI Patents. EFI agrees that it will not (a) assert any EFI Patent Right against Adobe or against any Adobe sublicensees or customers with respect to products containing software sold or licensed to them by Adobe, or (b) require any fee or royalty from Adobe or such sublicensees or customers based upon any EFI Patent Right.

         This PARAGRAPH 16.11 shall survive termination or expiration of this Agreement.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         16.12 Assignment. Neither this Agreement nor any rights or obligations of EFI hereunder may be assigned by EFI in whole or in part without the prior written approval of Adobe; provided that EFI may assign its rights and obligations under this Agreement without Adobe's consent in the event of a merger in which EFI is not the surviving corporation or a sale of all or substantially all of the assets of EFI to any company that (i) is not an Adobe competitor and (ii) has its primary place of business in a country in which at least one other Adobe OEM has its principal place of business, and such OEM has a license agreement with Adobe for support source code of the PostScript software. Any assignment in breach of the foregoing shall be void and of no effect. Adobe's rights and obligations, in whole or in part, under this Agreement may be assigned by Adobe. Adobe may exercise full transfer and assignment rights in any manner at Adobe's discretion and specifically may sell, pledge, or otherwise transfer its right to receive royalties under this Agreement.

         16.13 Export. EFI acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin, including the Adobe Support Information. EFI agrees that it will not export or re-export the Adobe Support Information in any form, without the appropriate United States and foreign governmental licenses. EFI agrees that its obligations pursuant to this paragraph shall survive and continue after any termination or expiration of rights under this Agreement.

         16.14 Full Power. Each party warrants that it has full power to enter into and perform this Agreement, and the person signing this Agreement on each party's behalf has been duly authorized and empowered to enter into this Agreement. EFI further acknowledges that it has read this Agreement, understands it and agrees to be bound by it.

         16.15 Confidential Agreement. Neither party will disclose any terms or the existence of this Agreement, except pursuant to a mutually agreeable press release or as otherwise required by law.

         16.16 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

         16.17 Entire Agreement. This Agreement together with the exhibits completely and exclusively states the agreement of the parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements, or other communications between the parties, oral or written, regarding such subject matter. This Agreement shall not be modified except by a subsequently dated written amendment or appendix signed on behalf of Adobe and EFI by their duly authorized representative and any provision or a purchase order purporting to supplement or vary the provisions hereof shall be void. Notwithstanding the foregoing, the Confidentiality Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this PostScript Support Source and Object Code Distribution License Agreement to be executed by their duly authorized representatives.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ADOBE:                                           EFI

ADOBE SYSTEMS INCORPORATED                       ELECTRONICS FOR IMAGING, INC.

By: /s/ Stephen A. MacDonald                     By: /s/ Dan Avida

Print                                            Print
Name: Stephen A. MacDonald                       Name:Dan Avida
Title: Senior Vice President                     Title: President and CEO
       and General Manager

Date: 09/12/95                                   Date: 09/08/95

Address for Notice:                              Address for Notice:

1585 Charleston Road                             2855 Campus Drive
P.O. Box 7900                                    San Mateo, CA 94403
Mountain View, CA 94039-7900


[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                               ADOBE DELIVERABLES
                     (POSTSCRIPT SUPPORT SOURCE WITH OBJECT)

         The Adobe Deliverables for the initial or any subsequent Reference Port shall consist of: one (1) master copy of the Reference Port, Adobe Screening Test Suite and the documentation of the Adobe Screening Test Suite, as described on the Reference Port Appendix and one (1) master copy of the Reference Port in object code-form suitable for execution on a Reference System, including the appropriate controller and printer engine required to verify that the compiled Object code version of the Reference Port executes as part of the Reference System in accordance with the warranty provisions set forth in PARAGRAPH 11.1 ("Reference Port Warranties") of the Agreement.

         The Adobe Deliverables may also include Example Source, which are those portions of the Adobe Software which are provided in source code form by Adobe to EFI for the sole purpose of demonstrating an example of software development that implements certain functions which EFI may wish to emulate in its own implementation of a Licensed System. Example Source shall not be included within, or as part of, the definition of a Reference Port for purposes of this Agreement.

         Adobe will provide the "page pipeline" portion of the Adobe Software in source code form and any mutually agreeable changes to this code.

         Adobe will also supply whatever utility tools it may deem are needed by EFI to facilitate EFI's use of the Reference Port to develop a Licensed System.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B-I

                        EMPLOYEE NONDISCLOSURE AGREEMENT





[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                          ELECTRONICS FOR IMAGING, INC.

                    EMPLOYMENT, CONFIDENTIAL INFORMATION AND
                         INVENTION ASSIGNMENT AGREEMENT

         As a condition of my employment with Electronics for Imaging, Inc., its subsidiaries, affiliates, successors or assigns (together the "Company"), and in consideration of my employment with the Company and my receipt of the compensation now and hereafter paid to me by the Company, I agree to the following:

         1. At-Will Employment. I understand and acknowledge that my employment with the Company is for an unspecified duration and constitutes an "at-will" employment. I acknowledge that this employment relationship may be terminated at any time, with or without cause at the option of either the Company or myself, with or without notice.

         2. Confidential Information.

                (a)  Company and Third  Party  Information.  I agree that at all times during the term of my employment and thereafter, to hold in strictest of confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company. I understand that "Confidential Information" means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, information relating to products, services, software, research, developments, technology, hardware configuration information, marketing, finances or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes, and I understand that such information is also Confidential Information. I further understand that Confidential Information does not include any of the foregoing items that has become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

                (b) Former Employer Information. I agree that I will not, during my employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or any other person or entity and that I will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          3. Inventions.

                  (a) Inventions Retained and Licensed. I have attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets that were made to me prior to my employment with the Company (collectively referred to as "Prior Inventions"), that belong to me , that relate to the Company's proposed business, products or research and development, and that are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If in the course of my employment with the Company, I incorporate into the Company product, process or machine a Prior Invention owned by me or in which I have an interest, the Company is hereby granted and will have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license, with the right to grant sublicenses, to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process or machine.

                  (b) Assignment of Inventions. I agree that I will promptly make full written disclosure to the Company, and will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title, and interest in and to any and all inventions, original works of authorship, developments. concepts, improvements or trade secrets, whether or not patentable or registrable under patent, copyright or similar laws, that I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived, developed or reduced to practice, during the period of time I am in the employ of the Company (collectively referred to as "Inventions"), except as provided in Section 3(e) below. I further acknowledge that all original works of authorship that are made by me (solely or jointly with others) within the scope of and during the period of my employment with the Company and that are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act."

                  (c) Maintenance of Records. I agree to keep and maintain adequate and current written records of all Inventions made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings. and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

                  (d) Patent and Copyright Registrations. I agree to assist the Company, or its designee, at the Company's expense, in every way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto, in any and all countries, including disclosing to the Company all pertinent information and data with respect thereto, and executing all applications, specifications, oaths, assignments and all other instruments that the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers will continue after the termination of this Agreement. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint to the Company and its duly

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me.

                  (e) Exception to Assignments. I understand that the provisions of this Agreement requiring assignment of Inventions to the Company do not apply to any invention that qualifies fully under the provisions of the California Labor Code Section 2870 (attached hereto as Exhibit B). I will advise the Company promptly in writing of any inventions that I believe meet the criteria in California Labor Code Section 2870 and that are not otherwise disclosed on Exhibit A.

         4. Conflicting Employment. I agree that, during the term of my employment with the Company, I will not engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to the Company.

         5. Returning Company Documents. I agree that, at the time of leaving the employ of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports. proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to my employment with the Company or otherwise belonging to the Company, its successors or assigns.

         6. Solicitation of Employees. I agree that for a period of twelve (12) months immediately following the termination of my relationship with the Company for any reason, whether with or without cause, I will not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company, either for myself or for any other person or entity.

         7. Representations. I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. I represent that my performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict herewith.

         8. Arbitration and Equitable Relief.

                (a) Arbitration. Except as provided in Section 8(b) below, I agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement will be settled by arbitration to be held in Santa Clara County, California, in
accordance   with  the  rules  then  in  affect  of  the  American   Arbitration
Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator will be final, conclusive and binding on the parties to the arbitration. Judgement may be entered on the arbitrator's decision in any court

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

having jurisdiction. The Company and I will pay one-half of the costs and expenses of such arbitration, and each of us will separately pay our counsel fees and expenses.

                  (b) Equitable Remedies. I agree that it would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in Sections 2, 3, and 5 herein. Accordingly, I agree that if I breach any such Sections, the Company will have, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provisions of this Agreement. I further agree that no bond or other security will be required in obtaining such equitable relief and I hereby consent to the issuance of such injunction and to the ordering of specific performance. I hereby further consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

          9. General Provisions

                  (a) Governing Law. This Agreement will be governed by the laws of the State of California.

                  (b) Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter hereof and merges all prior discussions between us. No modification of or amendment to this Agreement, or any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

                  (c) Severability. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

                  (d) Successors and Assigns. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.


Date:                                  _________________________________________
                                                         Signature


                                       _________________________________________
                                          Name of Employee (typed or printed)


Witness

_________________________________________

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                            LIST OF PRIOR INVENTIONS
                             AND WORKS OF AUTHORSHIP

                                                           Identifying Number
      Title                    Date                       or Brief Description











________ No Inventions or Improvements

________ Additional Sheets Attached

Signature of Employee:

Print Name of Employee:
Date:

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                       CALIFORNIA LABOR CODE SECTION 2870

                   EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS

         "(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                  (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

                  (2) Result from any work performed by the employee for the employer.

         (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under a subdivision (a), the provision is against the public policy of this state and is unenforceable."

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B-2

                              CONTRACTOR AGREEMENT












[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                          ELECTRONICS FOR IMAGING, INC.

                              CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is made and entered into as of the ________ day of _________________________, 19__ by and between
_______________________________      a       ___________________________________
Corporation,    (the   "Company"),    and    ___________________________________
("Consultant"). The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company and Consultant is willing to perform such services, on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows:

         1. SERVICES AND COMPENSATION

                  (a) Consultant agrees to perform for the Company the services described in Exhibit A ("Services"),

                  (b) The Company agrees to pay Consultant the compensation set forth in Exhibit A for the performance of the Services.

         2. CONFIDENTIALITY

                  (a) "Confidential  Information" means any Company  proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customers, customer lists, markets, software, developments, inventions; processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing Finances or other business information disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment.

                  (b) Consultant will not, during or subsequent to the term of this Agreement, use the Company's Confidential Information for any purpose whatsoever other than the performance of the Services on behalf of the Company or disclose the Company's Confidential Information to any third party. and it is understood that said Confidential Information shall remain the sole property of the Company. Consultant further agrees to take all reasonable precautions to prevent any unauthorized disclosure of such Confidential Information including, but not limited to, having each employee of Consultant, if any, with access to any Confidential Information. execute a nondisclosure agreement containing provisions in the Company's favor substantially similar to Sections 2, 3 and 5 of this Agreement. Confidential Information does not include information which
(i) is know to Consultant at the time of disclosure to Consultant by the Company as evidenced by written records of Consultant, (ii) has become publicly known and made generally available through no wrongful act of Consultant, or (iii) has been rightfully received by Consultant from a third party who is authorized to make such disclosure. Without the Company's prior written approval, Consultant will not directly or indirectly disclose to anyone

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the existence of this Agreement or the fact that Consultant has this arrangement with the Company.

                  (c) Consultant agrees that Consultant will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer or other person or entity with which Consultant has an agreement or duty to keep in confidence information acquired by Consultant in confidence, if any, and that Consul cant will not bring onto the premises of the Company any unpublished document or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity. Consultant will indemnify the Company and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorneys fees and costs of suit, arising out of or in connection with any violation or claimed violation of a third party's rights resulting in whole or in part from the Company's use of the work product of Consultant under this Agreement.

                  (d) Consultant recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that Consultant owes the Company and such third parties, during the term of this Agreement and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and nor to disclose it to any person, firm or corporation or to use it except as necessary in carrying out the Services for the Company consistent with the Company's agreement with such third party.

                  (e) Upon the termination of this Agreement, or upon Company's earlier request, Consultant will deliver to the Company all of the Company's property or Confidential Information in tangible. form that Consultant may have in Consultant's possession or control.

         3. OWNERSHIP

                  (a) Consultant agrees that all copyrightable material, notes, records, drawings, designs, inventions, improvements. developments, discoveries and trade secrets (collectively, "Inventions") conceived, made or discovered by Consultant, solely or in collaboration with others, during the period of this Agreement which relate in any manner to the business of the Company that Consultant may be directed to undertake, investigate or experiment with, or which Consultant may become associated with in work, investigation or experimentation in the line of business of Company in performing the Services hereunder, are the sole property of the Company. Iii addition, any Inventions which constitute copyrightable subject matter shall be considered "works made for hire" as that term is defined in the United States Copyright Act. Consultant Further agrees to assign (or muse to be assigned) and does hereby assign fully to the Company all such Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto.

                  (b) Consultant agrees to assist Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company- of all pertinent information and data with respect thereto the execution of all applications, specifications, oaths, assignments and all

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Consultant further agrees that Consultant's obligation to execute or cause to be executed, when it is in Consultant's power to do so, any such instrument or papers shall continue after the termination of this Agreement.

                  (c) Consultant agrees that if in the course of performing the Services, Consultant incorporates into any Invention developed hereunder any invention, improvement, development. Concept, discovery or other proprietary information owned by Consultant or in which Consultant has an interest, the Company is hereby granted and shall have a non-exclusive, royalty-free. perpetual. irrevocable, worldwide license to make, have made, modify, use and sell such item as part of or in connection with such Invention.

                  (d) Consultant agrees that if the Company is unable because of Consultant's unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant's signature to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company above, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant's agent and attorney in fact, to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by Consultant.

         4. REPORTS

                  Consultant agrees that it will from time to time during the term of this Agreement or any execution thereof keep the Company advised as to Consultant's progress in performing the Services hereunder and that Consultant will, as requested by the Company, prepare written reports with respect thereto. It is understood that the time required in the preparation of such written reports shall be considered time devoted to the performance of Consultant's Services.

         5. CONFLICTING OBLIGATIONS

                  (a) Consultant certifies that Consultant has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement. or that would preclude Consultant from complying with the provisions hereof, and further certifies that Consultant will not enter into any such conflicting Agreement during the term of this Agreement.

                  (b) In view of Consultant's access to the Company's trade secrets and proprietary know-how, Consultant further agrees that Consultant will not, without Company's prior written consent, design identical or substantially similar designs as those developed under this Agreement for any third party during the term of this Agreement and for a period of twelve (12) months after chic termination of this Agreement.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         6. TERM AND TERMINATION

                   (a) This Agreement will commence on the date first written above and will continue until final completion of the Services or termination as provided below.

                  (b) The Company may terminate  this  Agreement upon giving two
(2) weeks prior written notice thereof to Consultant. Ally such notice shall be addressed to Consultant at the address shown below or such other address as either party may notify the other of and shall be deemed given upon delivery if personally delivered, or forty-eight (48) hours after deposited in the United States mail postage prepaid. registered or certified mail, return receipt requested. The Company may terminate this Agreement immediately and without prior notice if Consultant refuses to or is unable to perform the Services or is in breach of any material provision of this Agreement.

                  (c) Upon such termination, all rights and duties of the parties toward each other shall cease except:

                           (i) that the Company shall be obliged to pay,  within
thirty (30) days of the effective date of termination. all amounts owing to Consultant for unpaid Services and related expenses, if any, in accordance with the provisions of Section 1 (Services and Compensation) hereof; and

                           (ii) Sections 2 (Confidentiality),  3 (Ownership) and
8 (Independent Contractors) shall survive termination of this Agreement.

         7. ASSIGNMENT

                  Neither this Agreement nor any right hereunder or interest herein may be assigned or transferred by Consultant without the express written consent of the Company.

         8. INDEPENDENT CONTPACTOR

                  Nothing in this  Agreement  shall in any way be  construed  to constitute Consultant as an agent, employee or representative of the Company. but Consultant shall perform the Services hereunder as an independent contractor. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this contract, and shall incur all expenses associated with performance. except as expressly provided on Exhibit A of this Agreement. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement. and Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes thereon. Consultant further agrees to in indemnify the Company and hold it harmless to the extent of any obligation imposed on Company (i) to pay in withholding taxes or similar items or (ii) resulting from Consultant's being determined not to be an independent contractor.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         9. ARBITRATION AND EQUITABLE RELIEF

                  (a) Except as provided iii Section 9 (b) below, the Company and Consultant agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement. shall be settled by arbitration to be held in ________________________________ County. California, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court of competent jurisdiction. The Company and Consultant shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its respective counsel fees and expenses.

                  (b) Consultant agrees that it would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in Sections 2 or 3 herein. Accordingly, Consultant agrees that if Consultant breaches Section 2 or 3, the Company will have available, in addition to any other right or remedy available, the right to obtain from any court of competent jurisdiction, an injunction restraining such breach or threatened breach and specific performance of any such provision. Consultant further agrees that no bond or other security shall be required in obtaining such provision. Consultant further agrees that no bond or other security shall be required in obtaining such equitable relief and Consultant hereby consents to the issuances of such injunction and to the ordering of such specific performance.

         10. GOVERNING LAW

                  This Agreement shall be governed by the laws of the State of California.

         11. ENTIRE AGREEMENT

                  This Agreement is the entire Agreement of the parties and supersedes any prior Agreements between them with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CONSULTANT                                     (Name of Company)

By:                                            By:

Title:_________________________                Title: __________________________
Address: ______________________                Address: ________________________

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                            SERVICES AND COMPENSATION

I.   Contact     Consultants principal Company contact:
                 Name:
                 Title:

2. Services      Consultant will render to the Company the following Services:

3. Compensation

         (a)      The Company shall pay Consultant $ _______________ per

         (b)      The Company  shall  reimburse  Consultant  for all  reasonable travel and living expenses incurred by Consultant in performing Services pursuant to this Agreement, provided
                  Consultant receives prior written consent from an authorized agent of the Company prior to incurring such expenses.

         (c) Consultant shall submit all statements for services and expenses in prescribed by the Company and such statement shall be approved by the contact listed above or by his or her supervisor.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C
                        Development and Reproduction Site

Electronics for Imaging, Inc.
2855 Campus Drive
San Mateo, CA 94403

Solectron Corporation
890 Yosemite Drive
Milpitas, CA 95035

Micron Custom Manufacturing Services, Inc.
8455 Westpark Street
Boise, ID 83704-8366

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B-3

                        NOTICE REGARDING CONFIDENTIALITY
                           (POSTSCRIPT SUPPORT SOURCE)

         1. Recipient has previously signed an agreement with EF[ pursuant to which Recipient has agreed to maintain the confidentiality of confidential information of EFI and its suppliers (the "Confidential Information") and to use the Confidential Information solely for EFI's benefit. The purpose of this notice is to apprise Recipient that Recipient will be receiving certain proprietary information of Adobe, including internal source code, interface specifications, and related source documentation for the PostScript software and related Adobe information, all of which is of a confidential nature and which contains valuable trade secrets, know-how, and proprietary information of Adobe (the "Adobe Support Information") and which constitutes Confidential Information under Recipient's agreement with EFI.

         2. This is to inform Recipient that the Adobe Support Information cannot be used for any purpose except for the specific purposes which EFI or Adobe authorize in writing and that Recipient is not authorized to disclose the Adobe Support Information to any person at any time except to employees of Adobe and to those Authorized Employees and Authorized Contractors which EFI informs Recipient are authorized to receive such Adobe Support Information.

         3. All materials including, without limitation, programs, recorded information, documents, drawings, models, apparatus, sketches, designs, and lists furnished to Recipient by EFI or Adobe which are designated in writing to be the property of Adobe remain the property of Adobe and must be returned to Adobe promptly at its request, together with any copies or modifications thereof.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                       DEVELOPMENT AND REPRODUCTION SITES
                     (POSTSCRIPT SUPPORT SOURCE WITH OBJECT)


         EFI's use and storage of the Adobe Support Information shall be restricted to the Following Development Site:

Name of Development Site:                                  Address:
Electronics for Imaging, Inc                               2855 Campus Drive
                                                           San Mateo, CA 94403


EFI's reproduction of the Revised Object and Font Programs shall be restricted to the following Reproduction Sites:

Name of Reproduction Sites:                                Address:
Solectron Corporation                                      890 Yosemite Drive
                                                           Milpitas, CA 95035

Micron Custom Manufacturing Services, Inc.                 8455 Westpark Street
                                                           Boise, ID 83704-8366

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D

                                SAMPLE FORMAT FOR
                            LICENSED SYSTEM APPENDIX
                                     To THE
                           ADOBE SYSTEMS INCORPORATED
             POSTSCRIPT SUPPORT SOURCE AND OBJECT CODE DISTRLBTJTION
                                LICENSE AGREEMENT

                            Name of EFI:_____________

                            Name of Licensed System:

                        Effective Date:_________________

         This Appendix sets forth additional and different terms and conditions particular to the Licensed System described below and shall be incorporated by reference into the PostScript Support Source and Object Code Distribution License Agreement ("Agreement") between ________________ and Adobe Systems Incorporated effective as of _______________ Such different or additional terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Licensed Systems incorporated into the Agreement by addition of an appendix.

         All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A.       Licensed System:

         1.       Software:   See  PARAGRAPH  1.3  ("Adobe   Software")  of  the
                  Agreement.

         2.       EFI Hardware:

B.       Media for the Software as distributed by EFI:

C.       Development Schedule and Testing Expectations:

         1. Development Schedule: (This section should contain information on Adobe hardware training including the location, number of days, number of persons and scope of training.)

                  Milestone Description                       Schedule

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D.       Definition of Development Schedule Terms:
         1.       Alpha Release:
         2.       Beta Release:
         3.       Final Report:
         4.       Final Release:
E.       Loaned Equipment:

F.       Applicable Royalties:

         1.       Licensed System.
             a.            Advance Against Royalties.
             b.            Licensed System Royalties.
             c.            Font Programs.

G.       Roman Initial Installation Font Programs:
         Identifying Trademark Typeface                       Trademark Owner

H. Additional Font Programs: List all Additional Font Programs which are not set forth in the Roman Initial Installation Font Programs section (Section G above) which will be bundled as a part of the Licensed System, and describe the media for such Additional Font Programs.

         Media:
         Identifying Trademark            Typeface            Trademark Owner

I. Software Training: (Include the location, number of days, number of persons and scope of training.

J.       Designated Persons:

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.       Technically   qualified   EFI   representative   who  will  respond  to
         information requests by Adobe:

                           (name and telephone number)

2.       Technically   qualified  Adobe   representative  who  will  respond  to
         infonnation requests by EFI:

                           (name and telephone number)

3.       EFI's designated representative for Continuing Support:

                           (name and telephone number)

4.       Adobe Contract Representative:

                           (name and telephone number)

5.       EFI Contract Representative:

                           (name and telephone number)

6.       EFI financial contact for invoicing and payment:

                     (name, telephone number and fax number)

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         IN WITNESS WHEREOF, the parties have caused this Appendix No. by their duly authorized representative.


ADOBE:                                        EFI:

ADOBE SYSTEMS  INCORPORATED

By: SAMPLE FORMAT/NOT FOR SIGNATURE

Print

Name:

Title:

Date:

Address for Notice:

1585 Charleston Road
P.O. Box 7900
Mountain View, CA 94039-7900

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT E

                       REFERENCE PORT TRAINING AND SUPPORT
                     (POSTSCRIPT SUPPORT SOURCE WITH OBJECT)

         1. Training.

                  a. Adobe agrees to permit a mutually agreeable number of Authorized Employees and Authorized Contractors (as defined in PARAGRAPH 1 of Exhibit J ("Secure Procedures for Handling Adobe Support Information")) of EFI to attend an Adobe-provided Adobe Support Source training class for up to two
(2) days during the term of this Agreement at no additional charge (other than the travel and living expenses described below).

                  b. If EFI and Adobe agree that Adobe should provide any additional training, technical, or development assistance, EFI shall pay Adobe, at Adobe's then current standard hourly rates, for time expended by Adobe personnel in providing such training, technical, or development assistance. EFI shall also bear all reasonable travel and living expenses of Adobe personnel who provide services or training at an EFI site outside of the greater San Francisco Bay Area.

         2. Support.

                  a. Support Services. If EFI purchases the support services for a particular Reference Port and pays the applicable Annual Fee, set forth in Exhibit H ("Payments"), Adobe shall provide EFI with the Adobe Support (as defined in PARAGRAPH 2(D) ("General Description of Adobe Support") below) commencing upon the date of this Agreement or the applicable Reference Port Appendix. Adobe Support shall include delivery to EFI of Updates of that Reference Port.

                  b.  Discontinuance.  Adobe Support may, at Adobe's option,  be discontinued if EFI fails to pay in a timely manner any Annual Fee (as defined in PARAGRAPH 2 of Exhibit H ("Payments")). The foregoing services, if discontinued, may be reinstated by EFI, at any time during the term hereof, upon EFI's payment to Adobe of an Annual Fee to be mutually agreed upon by the parties for each intervening year for which such payment was not made. The same provision for reinstatement shall apply in the event that EFI chooses to begin purchasing Adobe Support in the second or any subsequent year following the year in which EFI received the initial delivery of that particular Reference Port from Adobe hereunder.

                  c. Modifications Resulting from Updates. Any modifications to the Revised Support Software necessitated by the release of an Update of a Reference Port to EFI hereunder shall be the sole responsibility of EFI, and Adobe shall have no responsibility to assist EFI in such effort except to test the modified Revised Object in accordance with the provisions of Exhibit I ("Revised Software Test Procedures").

                  d. General Description of Adobe Support. "Adobe Support" means
(i) the delivery of Updates of a Reference Port and (ii) the problem resolution services described below with respect to Problems (as defined below) in the Reference Port.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  e.  Description  of Problem  Resolution  Services  Provided by
Adobe.

                           (1) Product Problem Reports (PPRs).  EFI shall submit
to Adobe, by electronic mail, facsimile, or personal delivery, Product Problem Reports ("PPR") in the form attached hereto as ATTACHMENT 1 TO Exhibit E ("Product Problem Report") to identify any Problems (as defined in PARAGRAPH
(E)2 ("Classification of Problems") below). Adobe may modify the form of PPR from time to time and shall provide the new form to EFI.

                           (2)  Classification of Problems.  "Problem" means any
problem in the Reference Port which causes the Reference Port (including the Unmodified Core) not to execute as part of the designated Reference System or otherwise not to operate substantially in accordance with the PostScript Language Specification or any other problem that EFI discovers in the Reference Port or the Adobe Support Information. EFI will use its reasonable business judgment to classify Problems (in accordance with the classifications set forth below) in the PPR which EFI submits to Adobe.

                           (3) Level 4 Severity.  Level 4 is the  classification
used in any PPR that demonstrates that (i) there is a Problem that causes the Reference Port to fail to operate in a material manner or to produce substantially incorrect results, and (ii) there is no workaround solution to the Problem.

                           (4) Level 3 Severity.  Level 3 is the  classification
used in any PPR that demonstrates that (i) there is a Problem that causes the Reference Port to fail to operate in a material manner or to produce substantially incorrect results, and (ii) there is a difficult or no workaround solution to the Problem. Problems which are not demonstrable with a PostScript Software-supporting application or driver (i.e., are reproducible only with hand-generated PostScript software) are generally classified as Level 3 and not Level 4 Severity Problems.

                           (5) Level 2 Severity.  Level 2 is the  classification
used in any PPR that exhibits a Problem which produces an inconvenient situation in which the Reference Port is usable but does not provide a function in the most convenient or expeditious manner; and the use or value of the Reference Port suffers no significant impact. Level 2 Problems will generally be corrected in a subsequent release of the Reference Port.

                           (6) Level 1 Severity.  Level 1 is the  classification
used in any PPR that exhibits a Problem which is minor or that is cosmetic in nature. Generally, a Level 1 Problem is reasonably correctable by a PostScript Language Specification change or by a subsequent release of the Reference Port.

                           (7) Level 0 Severity. This level will be used for new
features in a Reference Port (including Unmodified Core) requested by EFI.

                  f. Adobe's Response to PPRS. Within five (5) business days after receipt by

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Adobe of a PPR involving a classification of a Level 3 or 4 Severity Problem or ten (10) days after receipt of a PPR involving a classification of a Level 2, 1, or 0 Severity Problem, Adobe shall acknowledge receipt of the PPR. If, in Adobe's judgment, a PPR correctly identifies a Level 3 or 4 Severity Problem, Adobe shall use reasonable commercial efforts to correct the identified Problem and issue and deliver to EFI a release with such correction implemented, or take such other corrective action as Adobe deems necessary to correct the Problem. Adobe acknowledges that it shall give priority to and take corrective actions as expeditiously as possible in connection with any Severity 3 or 4 Problem that prevents EFI from shipping a Licensed System. Adobe may choose, in its sole discretion, to implement a Level 0 request, but it is not required to do so.

                  g. Special Services. EFI may request that Adobe perform special support services with respect to the Reference Port not covered by services provided under Adobe Support as described herein. Adobe shall negotiate in good faith with EFI with respect to any such request for special support services and Adobe shall use reasonable commercial efforts to accommodate any such request by EFI at Adobe's then current prices and upon terms and conditions to be mutually agreed upon by the parties.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  ATTACHMENT 1
                                       TO
                                    EXHIBIT E

                             PRODUCT PROBLEM REPORT

Title: (OEM internal tracking no.) - (short one line title of problem)

         A single line, short description of the problem. This line may be prefixed by an OEM's internal problem tracking code for cross reference purposes.

Severity: (4.0)

         OEM's proposed severity code. The severity code is based on a general understanding of the nature and effect of the reported problem. Adobe maintains the right to alter the severity code submitted by the OEM after consulting with the OEM. The severity code is based on the following general considerations:

                  4-  most severe, no work-around, must be fixed

                  3-  fairly severe, difficult to work-around, must be fixed

                  2-  easy work-around, should be fixed in a subsequent release

                  1- cosmetic or minor problem 0- enhancement or request for design change

Priority: (A-C)

         OEM' s requested priority for resolving the report problem. This will help Adobe's Codevelopment engineering support personal when prioritizing the OEM's support needs. The priority code is based on the following general considerations:

                  A- move to the top of the priority queue - may result in priority B and C items being delayed

                  B-  respond to when not working on priority A issues

                  C-  as time permits

Date: (date report sent to Adobe)

Name: (OEM's project name)

         The OEM's project name. This is most applicable if the OEM has, multiple on-going projects with Adobe.

Version: (PostScript/documentation version, date)

         The  version  of  the   PostScript   interpreter   in   question.   For
         documentation, the document's date should also be included.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contact: (contact OEM company/e-mail/phone number)

         The primary contact for technical communications at the OEM's site. Include the person's name and appropriate method of contact.

Description: (multi-line detailed description of the issue/problem)

         A detailed description of the problem or issue. There is no set limit to the length of the description which may include small sections of C language code [or PostScript] language code. If it becomes necessary to send multiple pages of C or PostScript language code, these should be transferred electronically by UNIX UUCP file transfer and referenced in the Files entry below.

         To facilitate replication of the reported problem, the following additional information should also be supplied:

                           Host computer,
                           Operating  system,  application,   driver  and  their
                           respective version numbers,
                           Exact error message text,
                           Front panel configuration,
                           Communications protocol in use (i.e. serial, baud, rate, etc.)

Files. (list of files that have been UUCP'D to Adobe)

      List of files referenced in the above Description of problem section.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT F

                    SAMPLE FORMAT FOR REFERENCE PORT APPENDIX
                     (POSTSCRIPT SUPPORT SOURCE WITH OBJECT)

I.   Description of Reference Port.

II.  Description of Reference System.

m.   Schedule for Delivery of Adobe Deliverables.

IV.  Description of Adobe Screening Test Suite.

V.   Technical Support.

VI.  Font Programs.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT G

                           ADOBE SYSTEMS INCORPORATED
                      MINIMUM TERMS OF END USER AGREEMENTS

         (1) Licensor grants Licensee a non-exclusive sublicense to use the PostScript"' software ("Software") and the digitally-encoded machine-readable outline data ("Font Programs") encoded in the special format and in the encrypted form ("Coded Font Programs") provided by Adobe Systems Incorporated ("Adobe") to Licensor to reproduce weights, styles, and versions of letters, numerals, characters and symbols ("Typefaces") on a single output device; and to use the trademarks used by Licensor to identify the Coded Font Programs and Typefaces produced therefrom ("Trademarks"). Licensee may assign its rights under this Agreement to a licensee of all of Licensee's right and interest to such Software and Coded Font Programs provided Licensee transfers to licensee all copies of such Software and Coded Font Programs and licensee agrees to be bound by all of the terms and conditions of this Agreement. Trademarks, if used by Licensee, shall be used in accordance with accepted trademark practice, including identification of the trademark owner's name.

         (2) Licensee agrees not to alter, reverse engineer or disassemble the Software or Coded Font Programs. Licensee will not copy the Software or Coded Font Programs except as necessary to use them on the single output device. Licensee agrees that any such copies of the Software or Coded Font Programs shall contain the same proprietary notices which appear on and in the Software or Coded Font Programs.

         (3) Except as stated above, this Agreement does not grant Licensee any right (whether by license, ownership or otherwise) in or to intellectual property with respect to the Software or Coded Font Programs.

         (4) Licensee will not export or re-export the Software or Coded Font Programs without the appropriate United States or foreign government licenses.

         (5) Title to and ownership of the Software, Coded Font Programs and documentation

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and any reproductions thereof shall remain with Licensor and its suppliers.

         (6) The Trademarks can only be used to identify printed output produced by the Coded Font Programs. The Trademarks are the property of the Trademark Owners identified herein.

         (7) NEITHER LICENSOR NOR ANY OF ITS REPRESENTATIVES MAKES OR PASSES ON TO LICENSEE OR OTHER THIRD PARTY, ANY WARRANTY OR REPRESENTATION ON BEHALF OF LICENSOR'S THIRD PARTY SUPPLIERS.

         (8) Licensee is hereby notified that Adobe Systems Incorporated, a California corporation located at 1585 Charleston Road, Mountain View, California 94039-7900 ("Adobe") is a third-party beneficiary to this agreement to the extent that this agreement contains provisions which relate to Licensee's use of the Software, the Fonts, the Coded Font Programs, the Typefaces and the Trademarks licensed hereby. Such provisions are made expressly for the benefit of Adobe and are enforceable by Adobe in addition to Licensor.


[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT H

                                    PAYMENTS
                           (POSTSCRIPT SUPPORT SOURCE)

         1. Source License Fees. Adobe has waived the source license fee for the Adobe Software provided hereunder. EFI shall pay Adobe a Reference Port fee of [*] for the initial delivery of a Reference Port and accompanying Adobe Deliverables due and payable upon execution of this Agreement. EFI shall pay a source license fee of [*], or such other amount as specified in an applicable Reference Port Appendix, for each additional Reference Port and accompanying Adobe Deliverables from Adobe's then currently available Reference Port offerings, and specified in a Reference Port Appendix attached hereto, due and payable upon final execution of the Reference Port Appendix.

         2. Reference Port Support Fees. Adobe has waived the "Annual Fee" for Adobe support services, as described in Exhibit E ("Reference Port Training and Support") hereto, for the initial Reference Port for the initial year. The "Annual Fee" for subsequent years and Other Reference Ports during the term of this Agreement shall be Adobe's then current annual fee per Reference Port and shall be payable within thirty (30) days after the anniversary date of this Agreement or the applicable Reference Port Appendix.

         3. Per Copy License Fees for Use of Reference Port Support Source. EFI will not be required to pay Adobe an additional per copy source license fee for the right to use the Reference Port Support Source, provided that (i) use of the Reference Port Support Source is limited to one (1) copy at one (1) Development Site, (ii) EFI monitors the maximum number of copies of Reference Port Support Source being used concurrently on multiple CPUs at each Development Site and reports that number to Adobe upon request, and (iii) EFI maintains appropriate records to permit Adobe to verify the accuracy of the number of multiple copies in concurrent use at each Development Site reported to Adobe by EFI as required under subitem (ii) above. For purposes of this paragraph, multiple users sharing the use of a single copy of the Reference Port Support Source located on a server with download capability to workstations, terminals, etc. constitutes a single user. In the event that EFI's use of the Reference Port Support Source exceeds the limitation, as specified above in this Paragraph, EFI shall report such usage to Adobe hereunder and EFI shall pay Adobe a source license fee equal to the actual amount of the license fee, payable by Adobe to its third party supplier of software directly resulting from EFI's use of the Reference Port Support Source.

         4. Fees for Testing. EFI shall pay Adobe a retesting fee of [*] for each instance of such resubmission and retesting of Revised Object pursuant to
Exhibit I ("Revised Software Test Procedures"). This process shall continue until Adobe accepts the EFI Deliverables. Adobe shall charge EFI a testing fee of [*] for each initial instance of resubmission and testing of the modified EFI Deliverables pursuant to Exhibit I, PARAGRAPH 3(D) ("Revised Software Test Procedures") following Adobe's initial acceptance of the final release version of the Revised Object. EFI shall pay to Adobe an additional [*] per instance of resubmission and retesting pursuant to EXHIBIT I, PARAGRAPH 3D ("Revised Software Test Procedures"). Notwithstanding the above-stated requirements for payment of testing fees, EFI shall not be charged for any instance of retesting (whether of the initial final release version or any subsequent modified version of the Revised Object) if retesting is made necessary by Adobe's change to the Unmodified Core or to the Adobe Screening Test Suite. In addition, there will be no charge for retesting if EFI can show that the EFI Deliverables when initially tested by EFI satisfied the specified tests in the Adobe Screening Test Suite.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT I

                        REVISED SOFTWARE TEST PROCEDURES
                     (POSTSCRIPT SUPPORT SOURCE WITH OBJECT)

         1. Adobe Screening Test Suite. Adobe shall provide EFI with a special version, if any, of the Adobe Screening Test Suite to be utilized by EFI in testing each Licensed System in accordance with the milestones set forth in the applicable Licensed System Appendix.

         2. EFI Testing. Prior to submission of each Revised Object to Adobe for testing in accordance with the terms hereof, EFI shall verify that the Revised Object satisfies all tests in the Adobe Screening Test Suite (or such subject thereof as is specified in the applicable Licensed System Appendix). EFI shall not make the First Commercial Shipment of a Licensed System, and any updated version thereof until acceptance by Adobe of the EFI Deliverables. To permit testing by Adobe of the final release version of the Revised Object, EFI shall, at Adobe's option, in accordance with a mutually agreeable schedule to be specified in the applicable Licensed System Appendix, provide Adobe with a comprehensive report of the test results of such EFI testing which will include all printer out-put and test results of the Adobe Screening Test Suite, output samples thereof, and a preproduction release of the EFI Deliverables.

         3. Adobe Testing.

                  a. Adobe shall be entitled to test the machine readable version of the Revised Object for each Licensed System prior to First Commercial Shipment and prior to First Commercial Shipment of a Licensed System containing an engineering change order (ECO) or prior to effectiveness of a field change order (FCO) affecting such Revised Object for a Licensed Systems previously approved by Adobe.

                  b. Unless otherwise specified in the applicable Licensed System Appendix, (i) EFI shall notify Adobe at least ninety (90) days in advance of the estimated date of delivery of the EFI Deliverables to Adobe for testing and (ii) EFI shall give Adobe at least thirty (30) days advance notice of its anticipated delivery of the EFI Deliverables for testing, and Adobe shall have thirty (30) days, or such other period as specified in an applicable Licensed System Appendix, following EFI's timely delivery of the EFI Deliverables (and all necessary Loaned Equipment) to do the following: (i) to test the quality of the EFI Deliverables for conformity with

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Adobe Screening Test Suite developed by Adobe and, at Adobe's option, with any other tests and procedures or any updated or enhanced versions of the Adobe Screening Test Suite, to verify that EFI has not modified the Adobe Software beyond the scope of modifications permitted by PARAGRAPH 2.1. ("License to Use Reference Port Support Source and Adobe Support Information") of the Agreement, and (ii) to verify that the overall quality of the EFI Deliverables complies with the quality level for Adobe products, as reasonably determined by Adobe from time to time.

                  c. Adobe shall conduct the initial testing of the final release version of the Revised Object free of charge. Adobe shall inform EFI of the results of such testing and, if Adobe is unable to accept the EFI Revised Object, the basis for a finding of nonconformity or failure of the Revised Object to conform to the criteria specified above. In the event that the EFI Deliverables do not conform to the above criteria, EFI shall use reasonable effort to promptly correct any nonconformity and resubmit the same for retesting by Adobe. This process shall continue until Adobe accepts the EFI Deliverables.

                  d. Thereafter, if EFI modifies the EFI Deliverables, EFI shall retest the EFI Deliverables pursuant to PARAGRAPH 2 ("EFI Testing") above and resubmit the same as modified to Adobe for testing pursuant to this paragraph. Notwithstanding the foregoing, Adobe shall not have the right to require retesting of EFI Deliverables if EFI has not modified the Adobe Software.

                  e. Should the modified EFI Deliverables not conform to Adobe's acceptance criteria, as described above, EFI shall use reasonable efforts to promptly correct any nonconformity and resubmit the same for retesting by Adobe.

                  f. EFI shall, within a commercially reasonable time following Adobe's acceptance of EFI Deliverables, update pre-production units shipped for beta or evaluation purposes prior to First Commercial Shipment.

                  g. The parties intend that the Adobe testing procedure set forth in this PARAGRAPH 3 be applicable to the Revised Object for the first several Licensed Systems distributed by EFI under this Agreement. With successful certification of these first several Licensed Systems, Adobe and EFI will work together to develop QA test procedures that will streamline the QA process. The goal of this streamlined QA process is for EFI to perform self-testing of Licensed Systems, with Adobe auditing the EFI QA results, on Licensed Systems that are created by modifications other than to the Adobe Source.

         4. Adobe Retesting Waived. Under certain circumstances such as, when EFI makes modifications to the EFI Deliverables to correct a minor non-conformance or to implement a minor feature enhancement for its customers, Adobe may request and EFI shall provide Adobe with the comprehensive test results from EFI's testing of the modified EFI Deliverables using the Adobe Screening Test Suites. If Adobe determines from its review of the test results that the modified EFI Deliverables meet all of the tests in the Adobe Screening Test Suite and if it is able to verify to its satisfaction that the overall quality of the modified EFI Deliverables complies

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with Adobe's quality standards, Adobe may, in its sole discretion, waive the requirement for its retesting of the EFI Deliverables. If requested by Adobe, EFI shall supply Adobe with a declaration signed by an authorized representative of EFI attesting to the accuracy of such test results supplied to Adobe hereunder.


[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT J

                         SECURE PROCEDURES FOR HANDLING
                            ADOBE SUPPORT INFORMATION
              (POSTSCRIPT SUPPORT SOURCE WITH OBJECT DISTRIBUTION)

         1. Authorized Employees and Contractors. EFI agrees that it will not disclose all or any portion of the Adobe Support Information to third parties, with the exception of authorized employees ("Authorized Employees") and authorized contractors ("Authorized Contractors") (subject to EFI's having obtained authorization for use of such contractors in accordance with PARAGRAPH 2 ("Prior Approval of Contractors") below) who (i) require access thereto for a purpose authorized by this Agreement, (ii) have signed the appropriate employee or contractor agreement substantially in the form attached as Exhibit B-1 ("Employee Nondisclosure Agreement") or EXHIBIT B-2 ("Contractor Agreement"), as applicable and (iii) in the case of disclosure of Adobe Support Information, have received a notice of confidentiality prior to access to Adobe Support Information, and again upon any termination of such access, that contains, at a minimum (a) provisions substantially in accordance with the provisions set out in Exhibit B-3 ("Notice Regarding Confidentiality") and (b) specific references to the Employee Nondisclosure Agreement (Exhibit B-1) or the Contractor Agreement (Exhibit B-2) as appropriate. EFI guarantees the compliance of all such Authorized Employees and Authorized Contractors with their obligations under such Confidentiality Agreements.

         2. Prior Approval of Contractors. Notwithstanding the provisions in this Exhibit J permitting Authorized Contractors to have access to Adobe Support Information, EFI may not permit a contractor to come into contact with Adobe Support Information, or engage in the development of Licensed System products hereunder unless EFI has first obtained such authorization in writing from Adobe. Adobe, in its sole discretion, may withhold such approval in the event that a contractor (or contractor's employer) to whom EFI intends to disclose Adobe Support Information is engaged in Clone Product development, either for its own benefit or for the benefit of a third party, or if Adobe believes that the contractor may be engaged in similar product development, and EFI cannot assure Adobe to its satisfaction that contractor, while engaged in supporting such development activities, will be able to refrain from commingling or sharing any portion of the Adobe Support Information with any such Clone Product development. Notwithstanding the foregoing, Adobe shall be deemed to have approved any contractor if it does not notify EFI of its rejection of such contractor within seven (7) days after EFI notifies Adobe of its intent to permit such contractor to obtain access to the Adobe Support Information.

         3. Adobe Support Information.

                  a. EFI shall ensure that all Adobe Support Information received from Adobe, and

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

copies  made  thereof,  will  be  properly  marked  or  otherwise  appropriately
identified  as  Adobe  Support   Information  before  being  made  available  to
Authorized Employees and Authorized Contractors hereunder.

                  b. EFI shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Adobe Support Information as EFI uses to protect its own confidential information of a like nature, but in no event shall the safeguards for protecting such Adobe Support Information be less than a reasonably prudent business would exercise under similar circumstances. EFI shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Support Information.

                  c. Authorized Employees and Authorized Contractors shall be instructed not to copy Adobe Support Information on their own, and not to disclose Adobe Confidential Information to anyone not authorized to receive it.

                  d. Adobe Support Information shall be handled, used, and stored solely at the Development Site.

         4. Trade Secrets. Adobe Support Information in object code, source code and hard copy printout form, the PostScript Screening Test Suites, the techniques, ,algorithms, and processes contained in the Adobe Software, and Font Programs which have been developed, acquired, or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe and/or its suppliers, and will be used by EFI only in accordance with the terms of this Agreement. EFI will take all measures reasonably required to protect the proprietary rights of Adobe and its suppliers in the Adobe Support Information and will promptly notify Adobe of any lost or missing items and take all reasonable steps to recover such items.

         5. Marketing of Clone Products. If at any time during the term of this Agreement EFI chooses to market a Clone Product, it may do so, provided however, that Adobe may in its sole discretion, and without liability to EFI, terminate its license grant pursuant to PARAGRAPH 2.1 ("License to Use Reference Port Support Source and Adobe Support Information") of the Agreement and any obligation to provide updates to such Reference Port Support Source pursuant to Exhibit E ("Reference Port Training and Support") of the Agreement effective sixty (60) days after notice of termination. In the event of such termination, EFI shall return all copies and portions of copies of Reference Port Support Source and all other Adobe Support Information, and an officer of EFI will certify in writing to Adobe that it has no further right to use any such code or information.

         6. Clone Product Development.

                  a. The terms of PARAGRAPH 5 ("Marketing of Clone Products") above do not preclude EFI from developing a Clone Product; however, if EFI engages in such Clone Product development during the term of this Agreement, it shall ensure that there is no sharing with such Clone Product development any of the following: (i) design documents or schematics supplied by Adobe; (ii) Reference Port Support Source or other information based upon or derived from

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Reference Port Support Source; (iii) any other portions of Adobe Support Information; or (iv) any facilities (including, but not limited to, disks, computer systems, workstations and networks) or personnel with access to any of
(i)-(iii) above.

                  b. EFI shall ensure that,  except as set forth in subparagraph
(c) below, all Authorized Employees and Authorized Contractors who have had previous access to Adobe Support Information will be precluded for a period of twelve (12) months after their latest access to such Adobe Support Information, including Reference Port Support Source, from being employed in any Clone Product development (either internal or external) by or for EFI. "Employment in any Clone Product Development" shall be defined as having direct access to, or producing any specifications, documentation, or source code for, components of a Clone Product. EFI shall further ensure that each such employee or contractor shall, concurrent with the commencement of work on such Clone Product development within EN, sign a written affirmation to EFI on a form provided by EFI which states that each such employee or contractor (a) has neither retained nor had access for a minimum period of twelve (12) months to any Adobe Support Information, and (b) will not utilize, or facilitate use of, any Adobe Support Information in such Clone Product development.

                  c. Adobe agrees that EFI will continue to engage in the development of its own controller technology and the underlying environment for the controller. In the event that EFI wishes to integrate a portion of the Adobe Software into EFI's controller technology without subjecting the EFI employees and contractors working on EFI's controller technology to the restriction against Employment in any Clone Product Development set forth in subparagraph
(b) above, EFI may request Adobe to provide EFI with an opaque interface which does not disclose any Adobe Support Information or, if the foregoing is not possible, to provide EFI with a portion of the Adobe Support Information which would enable EFI to accomplish the integration (such information will hereafter be referred to as the "Adobe Interfaces"). In the event that Adobe, in its discretion, provides one or more Adobe Interfaces to EFI, EFI's only obligation with respect to the Adobe Interfaces shall be not to disclose it outside EFI. The interfaces ("EFI Interfaces") developed by EN prior to the Effective Date that do not contain any Adobe Support Information are listed on Attachment J-1 to this Exhibit J ("EFI Interfaces"), as may be amended pursuant to the procedure set forth below. Upon request of EFI, the parties will amend Attachment J-1 to include additional interfaces or new versions of EFI Interfaces developed by EFI after the Effective date (which may be based on the Adobe Interfaces); provided that Adobe shall have thirty (30) days from receipt of EFI's request to approve such interfaces for inclusion on Attachment J-1, which approval shall not be unreasonably withheld. Adobe agrees that Authorized Employees or Authorized Contractors who had access solely to EFI Interfaces shall not be subject to the restriction against Employment in any Clone Product Development set forth in subparagraph (b) above.

                  d. The prohibition relating to Clone Product development set forth in this PARAGRAPH 6 ("Clone Product Development") shall apply equally to raster-output devices, to display or screen output devices, or to any other peripheral devices.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         7. Certification. At Adobe's request, EFI will provide Adobe with written certification by an officer of EFI of EFI's compliance with its obligations under PARAGRAPH 1 ("Authorized Employees and Contractors") and PARAGRAPH 6 ("Clone Product Development") above.

         8. Proprietary Notices. In order to protect Adobe's copyright and other ownership interests, EFI agrees that as a condition of its rights hereunder, each copy of the Adobe Support Information, or any portion thereof or documentation therefor, shall contain a valid copyright notice and any other proprietary notices, including the copyright notices of Adobe's suppliers, which appear on or in the Adobe Support Information and documentation delivered to EN hereunder or as Adobe may require from time to time. Presence of a copyright notice does not constitute an acknowledgment of publication.

         9.  Font  Programs.   EFI  agrees  to  hold  any  unencrypted   outline
information relating to the Font Programs in confidence, disclosing such information only to Authorized Employees and Authorized Contractors having a need to use such information as permitted by this Agreement, and to take all reasonable precautions to prevent disclosure of such information to other parties.

         10. Proprietary Rights Audit. During the term of the Agreement and for a period of eighteen (18) months thereafter, an independent auditor selected by Adobe shall have access to such portion of EFI's records and premises to allow Adobe to determine whether EFI is substantially in compliance with this Exhibit J, and PARAGRAPH 8 ("Proprietary Rights and Legends") of the Agreement. In no event shall audits be made hereunder more frequently than once per year. Such access shall be (a) during EFI's regular business hours, (b) arranged so that, to the extent possible, EFI's regular business activities are minimally disrupted and (c) under the terms of an appropriate confidentiality agreement executed by the individual(s) conducting such audit. If Adobe determines, after conducting such audit, that EFI is not substantially in compliance with its obligations to protect Adobe's proprietary rights, EFI shall pay the costs of such audit. Otherwise, Adobe shall pay the costs of such audit. Such payment will not preclude Adobe from exercising any right which it may have under the Agreement. EFI shall immediately correct any deficiencies discovered in the course of the audit.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                 ATTACHMENT J-1

                                 EFI INTERFACES

The purpose of this Attachment J-1 is to specify an API for PostScript interpreter setup, execution and page delivery mechanisms. The idea is to clearly define the "current" interface used by EN in the Fiery SW. This will allow EFI to continue to develop front-end SW (Communications, Networking, Spooling, Job Dispatch) & Back-end (Page Delivery) without triggering the application of the restriction against Employment in any Clone Product Development set forth in PARAGRAPH 6(B) of EXHIBIT J.

Interpreter Setup & Execution

For simplicity EFI would like to maintain a "CPSI like" wrapper external to the clean room. EN would leave the CPSI computational model as is:

      CPSIlnitialize(init)
      CPSStartlnterpreter( configuration record, &interpreter)

      foreach (job) {
        foreach(buffer in job)
             CPSlExecutePostScript{ interpreter, Buffer, Length);
        }
        CPSIEndOfFile(Interpreter);

      }
      CPSlStoplnterpreter(Interpreter);
      CPSIFinalizeO;

Data required for initialization of the Interpreter is available in the configuration record and includes all machine attributes (such as resolutions, Color Spaces, Engine capabilities etc.).

Additional calls supported are:

o CPSIInterrupt(Lnterpreter) - Invoking the Interrupt Error.
o CPSlTimeout(Interpreter) - Invoking the Timeout Error.
o CPSIGetParameter (Interpreter, +setname, +parameter)

         Retrieves current value of the specified parameter from "system" or "user" parameter sets.

The  CPSI  model  of  call-back   functions  would  be  maintained  as  well:

o CPSIOutput(Interpreter, *Buffer, Length, *handle) - to transfer output from %stdout
o CPSIErrorlnterpreter, *Buffer, Length, *handle) - to transfer output from %stderr
o  CPSISetPageDevice
o  CPSIGetTrayDetails

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

o  CPSIGetConfirmation
o  CPSIInitRaster
o  CPSIExtemalCommand
o  CPSIProgress
o  CPSIRender

For a complete description of the CPSI interfaces please refer to the "Configurable PostScript Interpreter Functional Specifications" Version 2013.

Page Delivery Interface

The main interface for the page delivery mechanism is the CPSIRender callback. The purpose of this call in EFI's setup is to deliver a page (or a band) to a pipeline mechanism which will send the data to the marking head. Upon completing the rendering of a band (or frame) the PostScript co-development integration team will accompany each page with a "Page Dictionary".

The page dictionary is read only for the video interface. This dictionary will be used by the video driver to set-up various engine parameter and complete the print job.

A dictionary is defined as keyword/value pair. All keyword/value pairs are stored as ASCII text or Strings. A partial list of keys in the page dictionary includes:

         ManualFeed            Yes/No
         ColorModel            DeviceGray/DeviceRGB/DeviceCMYK
         BitesPerPixel         1/8
         BufferSize            Unsigned long
         BufferAddress         Unsigned long

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT K

                             USE OF ADOBE TRADEMARKS

         1. Ownership of Trademarks. EFI acknowledges the ownership of the Adobe Trademarks in Adobe and the ownership of the Typeface Trademarks in the entities identified as "Trademark Owner" in a Reference Port or Licensed System Appendix hereto. Adobe and such Typeface Trademark owners are referred to as the "Trademark Owners". EFI agrees that it will do nothing inconsistent with such ownership and that all use of the Adobe Trademarks by EFI shall inure to the benefit of and be on behalf of Adobe. EFI acknowledges that EFI's utilization of the Trademarks will not create any right, title or interest in or to such trademarks. EFI acknowledges Trademark Owners' exclusive right to use of the Trademarks and agrees not to do anything contesting or impairing the trademark rights of the Trademark Owners. Any use of the Trademarks must identify the applicable "Trademark Owner" as the owner of such Trademarks. EFI agrees that it will notify or require notification of sublicensees who receive Font Programs that (i) Typeface Trademarks can only be used to identify printed output produced by the Font Programs, and (ii) the Typeface Trademarks are the property of the Trademark Owners. EFI will maintain a high quality standard in producing copies of Font Programs and Typefaces. At the request of Adobe, EFI must supply samples of any Typeface identified by a Typeface Trademark.

         2. Quality Standards. Adobe shall review and approve or disapprove in writing the quality of the Revised Object, Font Programs, and EFI's documentation relating to the Revised Object and Font Program packages and the use of the Trademarks on such products and authorize the commencement of demonstration, commercial distribution and marketing of the Revised Object or Font Programs. At least thirty (30) days prior to the date scheduled by EFI for commencing such demonstration, commercial distribution and marketing, directly or indirectly to End Users, EFI shall submit to Adobe for its approval, sufficient samples of the Revised Object, EN's documentation and Font Programs together with or including the containers, packages, cartons, wrappers and the like. Unless otherwise agreed in writing by Adobe, EFI shall not make any change in such products or their containers, packages, cartons, wrappers or the like from that approved by Adobe. EFI agrees, at any time as requested by Adobe to provide Adobe with a reasonable number of the samples of the packages of such products and use of the Trademarks to allow Adobe to review the quality thereof. Where Trademarks are used in connection with the execution of any software on a computer system, EFI agrees to provide Adobe with access to such software and computer system, and reasonable assistance in the operation of same, to facilitate Adobe's review. If, at any time, any sample is disapproved by Adobe, Adobe shall so advise EFI and, upon EFI's receipt of such notice by any means, EFI shall have sixty (60) days to improve the quality to the standard previously approved by Adobe. EFI shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the sublicensing, transfer and advertising of the Revised Object and Font Programs.

         3.  Infringement  Proceeding.   EFI  agrees  to  notify  Adobe  of  any
unauthorized  use or

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Trademarks by others promptly as it comes to EFI's attention. Adobe shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Trademarks.

         4. EFI's Use of Trademarks. EFI agrees that it will permanently include the Adobe Trademarks on all copies of the Revised Object and in any advertising or printed materials concerning the Revised Object and that it will use the applicable Trademarks on all copies, advertisements, brochures, manuals and other appropriate uses made in the promotion, distribution or use of the Revised Object, Font Programs and PostScript Language Specification including any EFI translated version. EFI shall make specific reference to the Revised Object or Font Programs in any advertisement concerning the Licensed Systems which also contains specific names of other software products. All such uses shall be in accordance with Adobe's then current trademark manual.

         5. Trademark Registrations.  EFI, at Adobe's request and expense, shall
(i) promptly provide Adobe with any specimens, (ii) execute all applications for trademark -registrations, assignments or other applicable documents and (iii) perform any other act reasonably necessary for any Trademark Owner to secure or maintain any and all Trademark rights in any country, provided that EFI is marketing the Revised Object, Font Programs and Licensed Systems in association with a Trademark and in such country.

         6. No Unitary or Composite Marks. EFI agrees not to use any other trademark or service mark in close proximity to any of the Adobe Trademarks or combine the marks so as to effectively create a unitary composite mark without the prior written approval of Adobe.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.